UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00242

Natixis Funds Trust II

(Exact name of registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

ITEM 1. SCHEDULE OF INVESTMENTS

CONSOLIDATED PORTFOLIO OF INVESTMENTS – as of March 31, 2012 (Unaudited)

ASG Diversifying Strategies Fund

Principal Amount	Description	Value (†)
Short-Term Investments – 84.4% of Net Assets

	Certificates of Deposit – 59.3%
$11,900,000	BNP Paribas, 0.120%, 4/02/2012	$11,900,000
7,000,000	Royal Bank of Scotland PLC, 0.400%, 4/02/2012	7,000,091
14,000,000	ANZ Banking, 0.210%, 4/10/2012	14,000,434
6,000,000	Standard Chartered Bank (NY), 0.270%, 4/10/2012	6,000,126
16,000,000	Sumitomo Mitsui Bank (NY), 0.450%, 4/11/2012	16,001,392
14,000,000	Bank of Montreal (IL), 0.150%, 4/12/2012	13,999,902
3,000,000	Rabobank Nederland NV (NY), 0.570%, 4/20/2012	3,000,681
5,900,000	Skandinaviska Enskilda Banken (NY), 0.460%, 4/27/2012	5,901,009
14,000,000	Lloyds TSB Bank PLC (NY), 0.180%, 4/30/2012	14,000,000
5,000,000	Westpac Banking Corp. (NY), 0.384%, 5/02/2012(b)(c)	5,000,335
14,000,000	Mizuho Corporate Bank, 0.420%, 5/04/2012	14,002,170
3,000,000	Skandinaviska Enskilda Banken (NY), 0.450%, 5/04/2012	3,000,274
2,000,000	Skandinaviska Enskilda Banken (NY), 0.550%, 5/04/2012	2,000,388
5,000,000	Barclays Bank PLC, 0.490%, 5/09/2012	5,001,445
7,000,000	Royal Bank of Scotland PLC, 0.350%, 5/29/2012	7,000,000
10,000,000	Barclays Bank PLC, 0.305%, 6/28/2012	10,000,130
10,000,000	Deutsche Bank AG, 0.400%, 7/02/2012	9,998,700
9,000,000	Standard Chartered Bank (NY), 0.540%, 7/13/2012	9,000,783
6,000,000	Toronto Dominion Bank, 0.250%, 7/17/2012(b)	6,001,812
10,000,000	Canadian Imperial Bank of Commerce (NY), 0.332%, 7/25/2012(b)(c)	10,000,050
5,000,000	Toronto Dominion Bank, 0.200%, 8/06/2012(b)	5,000,715
10,000,000	National Australia Bank, 0.342%, 8/16/2012(c)	9,998,900
6,000,000	Canadian Imperial Bank of Commerce (NY), 0.387%, 8/24/2012(c)	6,000,018
16,000,000	Svenska Handelsbanken (NY), 0.520%, 9/04/2012(b)	15,995,792
10,000,000	Bank of Nova Scotia (TX), 0.320%, 9/21/2012	10,000,000

		219,805,147

Principal Amount	Description	Value (†)
	Financial Company Commercial Paper – 15.9%
$7,000,000	ICICI Bank Ltd., (Credit Support: Bank of America), 0.550%, 4/02/2012(d)	$6,999,762
14,000,000	ING (US) Funding LLC, 0.180%, 4/09/2012(d)	13,999,440
14,000,000	General Electric Capital Corp., 0.140%, 4/17/2012(d)	13,999,510
10,000,000	ICICI Bank Ltd., (Credit Support: Bank of America), 0.520%, 4/27/2012(d)	9,995,750
7,000,000	Nordea North America, Inc., 0.340%, 5/07/2012(b)(d)	6,998,439
1,000,000	Nordea North America, Inc., 0.370%, 5/23/2012(d)	999,643
6,000,000	Nordea North America, Inc., 0.260%, 5/29/2012(d)	5,997,498

		58,990,042

	Commercial Paper – 9.2%
15,000,000	Louis Dreyfus Corp., (Credit Support: Credit Agricole CIB), 0.520%, 4/02/2012(d)	14,999,783
11,000,000	Cofco Capital Corp., (Credit Support: Rabobank), 0.350%, 4/12/2012(d)	10,998,824
8,000,000	Grainger (WW), Inc., 0.100%, 4/16/2012(d)	7,999,667

		33,998,274

	Total Short-Term Investments (Identified Cost $312,790,938)	312,793,463

	Total Investments – 84.4% (Identified Cost $312,790,938)(a)	312,793,463
	Other assets less liabilities – 15.6%	57,679,044

	Net Assets – 100.0%	$370,472,507

Consolidation

The Fund invests in commodity-related derivatives through its investment in the ASG Diversifying Strategies Cayman Fund Ltd., a wholly-owned subsidiary (the “Subsidiary”). Investments of the Subsidiary have been consolidated with those of the Fund for reporting purposes. As of March 31, 2012, the value of the Fund’s investment in the Subsidiary was $21,405,052, representing 5.8% of the Fund’s net assets.

(†)	Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser or subadviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Broker-dealer bid quotations may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service is does not provide a reliable price for the security.

Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service.

Futures contracts are valued at their most recent settlement price.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Federal Tax Information:

At March 31, 2012, the net unrealized appreciation on short-term investments based on a cost of $312,790,938 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$11,675
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(9,150)

Net unrealized appreciation	$2,525

Only short-term obligations purchased with an original or remaining maturity of more than sixty days are valued at other than amortized cost.

At December 31, 2011, the Fund had a short-term capital loss carryforward of $28,581,031 with no expiration date and a long-term capital loss carryforward of $2,127,278 with no expiration date. At December 31, 2011, late year ordinary loss deferrals were $241,342. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(c)	Variable rate security. Rate as of March 31, 2012 is disclosed.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies and to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At March 31, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy	6/20/2012	Australian Dollar	163,900,000	$168,319,936	$(2,158,502)
Sell	6/20/2012	Australian Dollar	101,200,000	103,929,088	991,352
Buy	6/20/2012	British Pound	47,562,500	76,036,522	(20,795)

Sell	6/20/2012	British Pound	114,875,000	183,646,686	(3,169,862)
Buy	6/20/2012	Canadian Dollar	74,100,000	74,167,928	(421,904)
Sell	6/20/2012	Canadian Dollar	97,800,000	97,889,653	563,604
Sell	6/20/2012	Canadian Dollar	36,300,000	36,333,276	(63,815)
Buy	6/20/2012	Euro	27,750,000	37,025,370	772,477
Sell	6/20/2012	Euro	53,750,000	71,715,807	(903,877)
Buy	6/20/2012	Japanese Yen	5,262,500,000	63,624,564	(54,575)
Sell	6/20/2012	Japanese Yen	2,337,500,000	28,260,792	37,019
Sell	6/20/2012	Japanese Yen	2,712,500,000	32,794,609	(362,774)
Buy	6/20/2012	New Zealand Dollar	36,600,000	29,807,717	23,954
Buy	6/20/2012	New Zealand Dollar	166,800,000	135,845,003	(3,589)
Sell	6/20/2012	New Zealand Dollar	78,400,000	63,850,409	216,189
Sell	6/20/2012	New Zealand Dollar	72,000,000	58,638,131	(624,419)
Buy	6/20/2012	Norwegian Krone	370,000,000	64,777,576	513,537
Sell	6/20/2012	Norwegian Krone	534,000,000	93,489,799	(313,917)
Buy	6/20/2012	Singapore Dollar	22,500,000	17,902,423	75,416
Sell	6/20/2012	Singapore Dollar	15,875,000	12,631,154	(88,499)
Buy	6/20/2012	Swedish Krona	464,000,000	69,921,876	815,234
Sell	6/20/2012	Swedish Krona	762,000,000	114,828,598	(1,602,515)
Buy	6/20/2012	Swiss Franc	86,500,000	95,914,175	1,820,452
Buy	6/20/2012	Swiss Franc	21,125,000	23,424,126	(1,895)
Sell	6/20/2012	Swiss Franc	36,625,000	40,611,060	(433,104)
Buy	6/20/2012	Turkish Lira	5,400,000	2,978,078	31,477

Total					$(4,363,331)

[1]	Counterparty is UBS AG.

Futures Contracts

The Fund and the Subsidiary may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When the Fund or the Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin”. As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by the Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund or the Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s or the Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund and the Subsidiary are reduced.

At March 31, 2012, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
AEX	4/20/2012	69	$5,925,507	$(118,713)
E-mini Dow	6/15/2012	18	1,182,780	(2,250)
E-mini NASDAQ 100	6/15/2012	15	825,225	(4,900)
Euribor	9/17/2012	1,337	442,824,612	(111,797)
Euro Schatz	6/07/2012	1,278	188,062,494	(7,669)
EURO STOXX 50	6/15/2012	36	1,156,638	(23,046)
Eurodollar	9/17/2012	1,382	343,807,050	32,063
FTSE JSE Top 40	6/21/2012	994	38,675,424	(1,152,171)
FTSE MIB	6/15/2012	29	3,044,870	(78,321)
German Euro BOBL	6/07/2012	249	41,215,841	47,413
German Euro Bund	6/07/2012	86	15,884,550	139,932
Hang Seng	4/27/2012	94	12,407,363	(89,575)

IBEX 35	4/20/2012	72	7,607,689	(190,599)
Mini-Russell 2000	6/15/2012	109	9,021,930	231,960
MSCI Taiwan	4/27/2012	203	5,730,690	(91,350)
OMX 30	4/20/2012	562	9,066,092	28,991
S&P/TSE 60	6/14/2012	24	3,391,208	(5,293)
SGX CNX Nifty	4/26/2012	2,350	25,041,600	295,755
Sterling	6/20/2012	547	108,326,902	(54,683)
2 Year U.S. Treasury Note	6/29/2012	462	101,704,969	(50,531)
3 Year Australia Government Bond	6/15/2012	216	23,987,227	15,379
5 Year U.S. Treasury Note	6/29/2012	144	17,645,625	(90,000)
10 Year Canada Government Bond	6/20/2012	81	10,656,805	(21,054)
10 Year Japan Government Bond	6/11/2012	3	5,147,155	3,262
10 Year U.S. Treasury Note	6/20/2012	1,042	134,922,719	(1,698,266)
30 Year U.S. Treasury Bond	6/20/2012	19	2,617,250	(55,219)

Total				$(3,050,682)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	6/20/2012	22	$1,167,100	$(67,238)
Brent Crude Oil	4/13/2012	107	13,148,160	157,290
Cocoa	5/15/2012	1	22,190	(590)
Copper High Grade	5/29/2012	1	95,625	(1,162)
Copper LME	6/20/2012	14	2,956,975	(47,624)
Corn	5/14/2012	198	6,375,600	(6,175)
Cotton	5/08/2012	4	187,040	9,440
Gas Oil	5/10/2012	171	17,335,125	(320,625)
Gasoline	4/30/2012	84	11,670,977	(122,774)
Gold	6/27/2012	63	10,532,970	80,010
Heating Oil	4/30/2012	98	13,048,132	(328,457)
Light Sweet Crude Oil	4/20/2012	106	10,920,120	(447,320)
Silver	5/29/2012	20	3,248,400	(201,500)
Soybean	5/14/2012	197	13,819,550	1,192,800
Soybean Meal	5/14/2012	209	8,123,830	1,157,910
Soybean Oil	5/14/2012	455	15,042,300	346,104
Sugar	6/29/2012	93	2,481,091	14,582
Wheat	5/14/2012	94	3,105,525	(31,525)
Zinc	6/20/2012	48	2,398,500	(27,000)

Total				$1,356,146

At March 31, 2012, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
ASX	6/21/2012	13	$1,462,749	$(15,486)
CAC 40	4/20/2012	71	3,242,751	89,011
DAX	6/15/2012	94	21,817,126	136,337
E-mini S&P 500	6/15/2012	493	34,588,880	(1,386,562)
FTSE 100	6/15/2012	122	11,180,496	276,122
MSCI Singapore	4/27/2012	4	219,561	255
Nikkei 225	6/08/2012	57	6,948,532	(380,826)
TOPIX	6/08/2012	304	31,476,139	(1,395,675)
UK Long Gilt	6/27/2012	286	52,383,432	(515,951)
10 Year Australia Government Bond	6/15/2012	252	30,301,591	128,674

Total				$(3,064,101)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	6/20/2012	28	$1,485,400	$35,945
Coffee	5/18/2012	1	68,419	431
KC Wheat	5/14/2012	28	976,500	(12,200)
Live Cattle	6/29/2012	7	325,220	23,100
Natural Gas	4/26/2012	133	2,827,580	385,700
Nickel	6/20/2012	4	427,608	21,192
Zinc	6/20/2012	42	2,098,687	5,093

Total				$459,261

[2]	Commodity futures are held by ASG Diversifying Strategies Cayman Fund Ltd., a wholly-owned subsidiary.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets or liabilities;

•

Level 2 - prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 - prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2012, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments*	$—	$312,793,463	$—	$312,793,463
Forward Foreign Currency Contracts (unrealized appreciation)	—	5,860,711	—	5,860,711
Futures Contracts (unrealized appreciation)	4,854,751	—	—	4,854,751

Total	$4,854,751	$318,654,174	$—	$323,508,925

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(10,224,042)	$—	$(10,224,042)
Futures Contracts (unrealized depreciation)	(9,154,127)	—	—	(9,154,127)

Total	$(9,154,127)	$(10,224,042)	$—	$(19,378,169)

*	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the period ended March 31, 2012, there were no transfers between Levels 1, 2 and 3.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

The Fund seeks to generate positive absolute returns over time rather than track the performance of any particular index. The Fund uses multiple quantitative investment models and strategies, each of which has an absolute return objective and may involve a broad range of market exposures. These market exposures, which are expected to change over time, may include exposures to the returns of equity and fixed income securities, currencies and commodities. Under normal market conditions, the Fund will make extensive use of a variety of derivative instruments, in particular futures and forward contracts, to capture the exposures suggested by its absolute return strategies while also adding value through volatility management and correlation management. During the period ended March 31, 2012, the Fund used long contracts on short-term interest rates and long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies and commodities (through investments in the Subsidiary), to capture the exposures suggested by the quantitative investment models. The Fund also used short contracts on U.S. and foreign equity market indices to hedge correlation to the global equity markets.

The Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of March 31, 2012, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty	Derivatives	Collateral Pledged
UBS	$(4,363,331)	$19,006,974

Forward foreign currency contracts are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Fund has mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to net amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. As of March 31, 2012, the maximum amount of loss that the Fund would incur if counterparties failed to meet their obligations is $5,860,711 and the amount of loss that the Fund would incur after taking into account master netting arrangements is $0.

Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to the Fund from counterparty default should be limited to the extent the Fund is under collateralized. In lieu of receiving cash collateral, the Fund may use unrealized gains on forward foreign currency contracts to meet counterparty margin requirements for open positions. In addition to collateral requirements, the Fund also requires counterparties to meet minimum credit quality requirements.

The following is a summary of derivative instruments for the Fund, as of March 31, 2012:

Asset Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Forwards (unrealized appreciation)	$—	$5,860,711	$—	$—
Futures	366,723	—	1,058,431	3,429,597

Liability Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Forwards (unrealized depreciation)	$—	$(10,224,042)	$—	$—
Futures	(2,605,169)	—	(4,934,768)	(1,614,190)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Industry Summary at March 31, 2012 (Unaudited)

Certificates of Deposit	59.3%
Financial Company Commercial Paper	15.9
Commercial Paper	9.2

Total Investments	84.4
Other assets less liabilities (including open forward foreign currency contracts and futures contracts)	15.6

Net Assets	100.0%

CONSOLIDATED PORTFOLIO OF INVESTMENTS – as of March 31, 2012 (Unaudited)

ASG Global Alternatives Fund

Principal Amount	Description	Value (†)
Short-Term Investments – 92.2% of Net Assets

	Certificates of Deposit – 64.1%
$7,900,000	BNP Paribas, 0.120%, 4/02/2012	$7,900,000
43,000,000	Royal Bank of Scotland PLC, 0.400%, 4/02/2012	43,000,559
50,000,000	ANZ Banking, 0.210%, 4/10/2012	50,001,550
19,000,000	Standard Chartered Bank (NY), 0.270%, 4/10/2012	19,000,399
67,000,000	Sumitomo Mitsui Bank (NY), 0.450%, 4/11/2012	67,005,829
65,000,000	Bank of Montreal (IL), 0.150%, 4/12/2012	64,999,545
6,000,000	Rabobank Nederland NV (NY), 0.570%, 4/20/2012	6,001,362
20,000,000	Skandinaviska Enskilda Banken (NY), 0.460%, 4/27/2012	20,003,420
50,000,000	Lloyds TSB Bank PLC (NY), 0.180%, 4/30/2012	50,000,000
43,000,000	Skandinaviska Enskilda Banken (NY), 0.570%, 5/01/2012	43,008,385
17,750,000	Westpac Banking Corp. (NY), 0.384%, 5/02/2012(b)	17,751,189
35,000,000	Mizuho Corporate Bank, 0.420%, 5/04/2012	35,005,425
7,000,000	Skandinaviska Enskilda Banken (NY), 0.450%, 5/04/2012	7,000,641
33,000,000	Rabobank Nederland NV (NY), 0.380%, 5/08/2012	33,005,709
35,000,000	Mizuho Corporate Bank, 0.420%, 5/08/2012	35,006,055
12,000,000	Barclays Bank PLC, 0.490%, 5/09/2012(c)	12,003,468
21,000,000	Svenska Handelsbanken (NY), 0.420%, 5/22/2012	21,008,043
29,000,000	Royal Bank of Scotland PLC, 0.350%, 5/29/2012	29,000,000
30,000,000	Deutsche Bank AG (NY), 0.400%, 6/11/2012	29,999,400
60,000,000	Barclays Bank PLC, 0.305%, 6/28/2012	60,000,780
40,000,000	Deutsche Bank AG, 0.400%, 7/02/2012	39,994,800
50,000,000	Standard Chartered Bank (NY), 0.540%, 7/13/2012	50,004,350
35,000,000	Toronto Dominion Bank, 0.250%, 7/17/2012(c)	35,010,570
30,000,000	Canadian Imperial Bank of Commerce (NY), 0.332%, 7/25/2012(b)(c)	30,000,150
40,000,000	National Australia Bank, 0.350%, 8/02/2012(c)	40,011,080
32,000,000	Toronto Dominion Bank, 0.200%, 8/06/2012(c)	32,004,576

Principal Amount	Description	Value (†)
	Certificates of Deposit – continued
$25,000,000	National Australia Bank, 0.342%, 8/16/2012(b)	$24,997,250
23,000,000	Canadian Imperial Bank of Commerce (NY), 0.242%, 8/21/2012(b)	22,998,252
17,000,000	Canadian Imperial Bank of Commerce (NY), 0.387%, 8/24/2012(b)(c)	17,000,051
46,000,000	Svenska Handelsbanken (NY), 0.520%, 9/04/2012	45,987,902
35,000,000	Bank of Nova Scotia (TX), 0.320%, 9/21/2012	35,000,000

		1,023,710,740

	Financial Company Commercial Paper – 21.6%
50,000,000	ICICI Bank Ltd., (Credit Support: Bank of America), 0.550%, 4/02/2012(d)	49,998,300
72,000,000	Societe Generale North America, 0.350%, 4/05/2012(d)	71,997,200
67,000,000	ING (US) Funding LLC, 0.180%, 4/09/2012(d)	66,997,320
67,000,000	General Electric Capital Corp., 0.140%, 4/17/2012(d)	66,997,655
20,000,000	ICICI Bank Ltd., (Credit Support: Bank of America), 0.520%, 4/27/2012(d)	19,991,500
30,000,000	Nordea North America, Inc., 0.340%, 5/07/2012(c)(d)	29,993,310
17,000,000	Nordea North America, Inc., 0.370%, 5/23/2012(d)	16,993,931
22,000,000	Nordea North America, Inc., 0.260%, 5/29/2012(d)	21,990,826

		344,960,042

	Commercial Paper – 6.5%
73,000,000	Louis Dreyfus Corp., (Credit Support: Credit Agricole CIB), 0.520%, 4/02/2012(d)	72,998,945
31,000,000	Cofco Capital Corp., (Credit Support: Rabobank), 0.350%, 4/12/2012(d)	30,996,685

		103,995,630

	Total Short-Term Investments (Identified Cost $1,472,616,144)	1,472,666,412

	Total Investments – 92.2% (Identified Cost $1,472,616,144)(a)	1,472,666,412
	Other assets less liabilities – 7.8%	123,872,201

	Net Assets – 100.0%	$1,596,538,613

Consolidation

The Fund invests in commodity-related derivatives through its investment in the ASG Global Alternatives Cayman Fund Ltd., a wholly-owned subsidiary (the “Subsidiary”). Investments of the Subsidiary have been consolidated with those of the Fund for reporting purposes. As of March 31, 2012, the value of the Fund’s investment in the Subsidiary was $72,523,735, representing 4.5% of the Fund’s net assets.

(†)	Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser or subadviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Broker-dealer bid quotations may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service.

Futures contracts are valued at their most recent settlement price.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Federal Tax Information:

At March 31, 2012, the net unrealized appreciation on short-term investments based on a cost of $1,472,616,144 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$83,426
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(33,158)

Net unrealized appreciation	$50,268

At December 31, 2011, the Fund had a short-term capital loss carryforward of $27,842,043 with no expiration date. This amount may be available to offset future realized capital gains, if any, to the extent provided by regulations.

Only short-term obligations purchased with an original or remaining maturity of more than sixty days are valued at other than amortized cost.

(b)	Variable rate security. Rate as of March 31, 2012 is disclosed.
(c)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At March 31, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy	6/20/2012	Australian Dollar	62,200,000	$63,877,364	$(738,732)
Buy	6/20/2012	British Pound	47,875,000	76,536,105	1,511,114
Buy	6/20/2012	Canadian Dollar	110,100,000	110,200,929	(698,988)
Buy	6/20/2012	Euro	6,000,000	8,005,486	179,337
Sell	6/20/2012	Euro	37,125,000	49,533,941	(849,705)

Buy	6/20/2012	Japanese Yen	11,000,000,000	132,991,962	(128,056)
Sell	6/20/2012	Japanese Yen	1,687,500,000	20,402,176	(195,717)
Buy	6/20/2012	Swedish Krona	74,000,000	11,151,334	314,806
Buy	6/20/2012	Swiss Franc	37,375,000	41,442,685	821,287
Sell	6/20/2012	Swiss Franc	7,000,000	7,761,841	(25,305)

Total					$190,041

[1]	Counterparty is UBS AG.

Futures Contracts

The Fund and the Subsidiary may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When the Fund or the Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin”. As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by the Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund or the Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s or the Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund and the Subsidiary are reduced.

At March 31, 2012, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
DAX	6/15/2012	305	$70,789,610	$(612,101)
E-mini S&P 500	6/15/2012	2,742	192,378,720	6,666,570
Eurodollar	9/17/2012	1,463	363,957,825	(48,625)
FTSE 100	6/15/2012	609	55,810,835	(1,378,346)
German Euro Bund	6/07/2012	504	93,090,849	87,384
Hang Seng	4/27/2012	596	78,667,963	(571,370)
TOPIX	6/08/2012	592	61,295,638	2,506,645
UK Long Gilt	6/27/2012	431	78,941,466	38,004
10 Year Japan Government Bond	6/11/2012	26	44,608,675	(66,570)
10 Year U.S. Treasury Note	6/20/2012	917	118,737,172	(1,328,242)

Total				$5,293,349

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	6/20/2012	3,002	$159,256,100	$(9,035,263)
Brent Crude Oil	4/13/2012	506	62,177,280	570,380
Copper LME	6/20/2012	287	60,617,988	(895,855)
Gas Oil	5/10/2012	211	21,390,125	(405,975)
Gold	6/27/2012	359	60,021,210	445,160
Heating Oil	4/30/2012	226	30,090,589	(769,012)
Light Sweet Crude Oil	4/20/2012	642	66,138,840	(2,709,240)
Nickel	6/20/2012	637	68,096,574	(3,250,704)
Zinc	6/20/2012	220	10,993,125	(123,750)

Total				$(16,174,259)

At March 31, 2012, open futures contracts sold were as follows:

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	6/20/2012	362	$19,204,100	$665,968
Copper LME	6/20/2012	62	13,095,175	(13,751)
Natural Gas	4/26/2012	431	9,163,060	1,249,900
Nickel	6/20/2012	104	11,117,808	665,184
Zinc	6/20/2012	57	2,848,219	73,530

Total				$2,640,831

[2]	Commodity futures are held by ASG Global Alternatives Cayman Fund Ltd., a wholly-owned subsidiary.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets or liabilities;

•

Level 2 - prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 - prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2012, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments*	$—	$1,472,666,412	$—	$1,472,666,412
Forward Foreign Currency Contracts (unrealized appreciation)	—	2,826,544	—	2,826,544
Futures Contracts (unrealized appreciation)	12,968,725	—	—	12,968,725

Total	$12,968,725	$1,475,492,956	$—	$1,488,461,681

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(2,636,503)	$—	$(2,636,503)
Futures Contracts (unrealized depreciation)	(21,208,804)	—	—	(21,208,804)

Total	$(21,208,804)	$(2,636,503)	$—	$(23,845,307)

*	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the period ended March 31, 2012, there were no transfers between Levels 1, 2 and 3.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

The Fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. These investments are intended to provide the Fund with risk and return characteristics similar to those of a diversified portfolio of hedge funds. The Fund uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds, and seeks to use a variety of derivative instruments to capture such exposures in the aggregate. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the period ended March 31, 2012, the Fund used long contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, and short-term interest rates, and long and short contracts on commodities (through investments in the Subsidiary) and foreign currencies.

The Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of March 31, 2012, the Fund did not hold any derivative positions (including open trades) subject to credit-risk-related contingent features that were in a net liability position by counterparty.

Forward foreign currency contracts are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Fund has mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. As of March 31, 2012, the maximum amount of loss that the Fund would incur if counterparties failed to meet their obligations is $2,826,544 and the amount of loss that the Fund would incur after taking into account master netting arrangements is $190,041.

Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to the Fund from counterparty default should be limited to the extent the Fund is undercollateralized. In lieu of receiving cash collateral, the Fund may use unrealized gains on forward foreign currency contracts to meet counterparty margin requirements for open positions. In addition to collateral requirements, the Fund also requires counterparties to meet minimum credit quality requirements.

The following is a summary of derivative instruments for the Fund, as of March 31, 2012:

Asset Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Forwards (unrealized appreciation)	$—	$2,826,544	$—	$—
Futures (unrealized appreciation)	125,388	—	9,173,215	3,670,122

Liability Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Forwards (unrealized depreciation)	$—	$(2,636,503)	$—	$—
Futures (unrealized depreciation)	(1,443,437)	—	(2,561,817)	(17,203,550)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Investment Summary at March 31, 2012 (Unaudited)

Certificates of Deposit	64.1%
Financial Company Commercial Paper	21.6
Commercial Paper	6.5

Total Investments	92.2
Other assets less liabilities (including open forward foreign currency and futures contracts)	7.8

Net Assets	100.0%

CONSOLIDATED PORTFOLIO OF INVESTMENTS – as of March 31, 2012 (Unaudited)

ASG Managed Futures Strategy Fund

Principal Amount	Description	Value (†)
Short-Term Investments – 83.4% of Net Assets

	Certificates of Deposit – 58.9%
$35,000,000	BNP Paribas, 0.120%, 4/02/2012	$35,000,000
4,900,000	Royal Bank of Canada, 0.120%, 4/02/2012	4,900,000
14,000,000	Royal Bank of Scotland PLC, 0.400%, 4/02/2012	14,000,182
31,000,000	ANZ Banking, 0.210%, 4/10/2012	31,000,961
9,000,000	Standard Chartered Bank (NY), 0.270%, 4/10/2012	9,000,189
30,000,000	Sumitomo Mitsui Bank (NY), 0.450%, 4/11/2012	30,002,610
30,000,000	Bank of Montreal (IL), 0.150%, 4/12/2012	29,999,790
19,000,000	Skandinaviska Enskilda Banken (NY), 0.460%, 4/27/2012	19,003,249
35,000,000	Lloyds TSB Bank PLC (NY), 0.180%, 4/30/2012	35,000,000
10,000,000	Westpac Banking Corp. (NY), 0.384%, 5/02/2012(b)(c)	10,000,670
31,000,000	Mizuho Corporate Bank, 0.420%, 5/04/2012	31,004,805
3,000,000	Skandinaviska Enskilda Banken (NY), 0.450%, 5/04/2012	3,000,274
13,000,000	Skandinaviska Enskilda Banken (NY), 0.550%, 5/04/2012	13,002,522
31,000,000	Rabobank Nederland NV (NY), 0.380%, 5/08/2012	31,005,363
5,000,000	Barclays Bank PLC, 0.490%, 5/09/2012	5,001,445
10,000,000	Svenska Handelsbanken (NY), 0.420%, 5/22/2012	10,003,830
20,000,000	Royal Bank of Scotland PLC, 0.350%, 5/29/2012	20,000,000
29,000,000	Barclays Bank PLC, 0.305%, 6/28/2012	29,000,377
35,000,000	Deutsche Bank AG, 0.400%, 7/02/2012	34,995,450
15,000,000	Toronto Dominion Bank, 0.250%, 7/17/2012(b)	15,004,530
11,000,000	Canadian Imperial Bank of Commerce (NY), 0.332%, 7/25/2012(b)(c)	11,000,055
12,000,000	Toronto Dominion Bank, 0.200%, 8/06/2012	12,001,716
20,000,000	National Australia Bank, 0.342%, 8/16/2012(b)(c)	19,997,800
15,000,000	Canadian Imperial Bank of Commerce (NY), 0.242%, 8/21/2012(c)	14,998,860
8,000,000	Canadian Imperial Bank of Commerce (NY), 0.387%, 8/24/2012(b)(c)	8,000,024
20,000,000	Svenska Handelsbanken (NY), 0.520%, 9/04/2012	19,994,740

Principal Amount	Description	Value (†)
	Certificates of Deposit – continued
$15,000,000	Bank of Nova Scotia (TX), 0.320%, 9/21/2012	$15,000,000

		510,919,442

	Financial Company Commercial Paper – 18.5%
11,000,000	ICICI Bank Ltd., (Credit Support: Bank of America), 0.550%, 4/02/2012(d)	10,999,626
35,000,000	Societe Generale North America, 0.350%, 4/05/2012(d)	34,998,639
33,000,000	ING (US) Funding LLC, 0.180%, 4/09/2012(d)	32,998,680
24,000,000	General Electric Capital Corp., 0.140%, 4/17/2012(b)(d)	23,999,160
24,000,000	ICICI Bank Ltd., (Credit Support: Bank of America), 0.520%, 4/27/2012(d)	23,989,800
17,000,000	Nordea North America, Inc., 0.340%, 5/07/2012(b)(d)	16,996,209
4,000,000	Nordea North America, Inc., 0.370%, 5/23/2012(b)(d)	3,998,572
13,000,000	Nordea North America, Inc., 0.260%, 5/29/2012(d)	12,994,579

		160,975,265

	Commercial Paper – 6.0%
35,000,000	Louis Dreyfus Corp., (Credit Support: Credit Agricole CIB), 0.520%, 4/02/2012(d)	34,999,495
3,000,000	Cofco Capital Corp., (Credit Support: Rabobank), 0.350%, 4/12/2012(d)	2,999,679
3,500,000	Grainger (WW), Inc., 0.100%, 4/16/2012(d)	3,499,854
10,460,000	Tennessee State School Bond Authority, 0.170%, 6/19/2012	10,459,268

		51,958,296

	Total Short-Term Investments (Identified Cost $723,834,760)	723,853,003

	Total Investments – 83.4% (Identified Cost $723,834,760)(a)	723,853,003
	Other assets less liabilities – 16.6%	143,723,385

	Net Assets – 100.0%	$867,576,388

Consolidation

The Fund invests in commodity-related derivatives through its investment in the ASG Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary (the “Subsidiary”). Investments of the Subsidiary have been consolidated with those of the Fund for reporting purposes. As of March 31, 2012, the value of the Fund’s investment in the Subsidiary was $60,137,089, representing 6.9% of the Fund’s net assets.

(†)	Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser or subadviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Broker-dealer bid quotations may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service is does not provide a reliable price for the security.

Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service.

Futures contracts are valued at their most recent settlement price.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Federal Tax Information:

At March 31, 2012, the net unrealized appreciation on short-term investments based on a cost of $723,834,760 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$34,914
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(16,671)

Net unrealized appreciation	$18,243

Only short-term obligations purchased with an original or remaining maturity of more than sixty days are valued at other than amortized cost.

At December 31, 2011, the Fund had a short-term capital loss carryforward of $20,422,668 with no expiration date and a long-term capital loss carryforward of $2,784,731 with no expiration date. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency and futures contracts.
(c)	Variable rate security. Rate as of March 31, 2012 is disclosed.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At March 31, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy	6/20/2012	Australian Dollar	95,000,000	$97,561,891	$(1,128,289)
Sell	6/20/2012	British Pound	14,875,000	23,780,148	(470,383)
Buy	6/20/2012	Canadian Dollar	121,100,000	121,211,013	328,438
Buy	6/20/2012	Canadian Dollar	32,500,000	32,529,793	(185,045)

Sell	6/20/2012	Canadian Dollar	55,000,000	55,050,419	316,871
Buy	6/20/2012	Euro	46,500,000	62,042,512	309,487
Sell	6/20/2012	Euro	105,875,000	141,263,462	(2,941,412)
Buy	6/20/2012	Japanese Yen	8,050,000,000	97,325,936	(137,630)
Sell	6/20/2012	Japanese Yen	12,675,000,000	153,243,011	(1,435,326)
Buy	6/20/2012	New Zealand Dollar	84,700,000	68,981,246	(1,822)
Sell	6/20/2012	New Zealand Dollar	31,700,000	25,817,066	(89,790)
Buy	6/20/2012	Norwegian Krone	18,000,000	3,151,342	10,311
Sell	6/20/2012	Norwegian Krone	198,000,000	34,664,757	(720,861)
Buy	6/20/2012	Singapore Dollar	50,125,000	39,882,620	168,011
Buy	6/20/2012	Swedish Krona	306,000,000	46,112,272	337,011
Sell	6/20/2012	Swedish Krona	96,000,000	14,466,595	(338,599)
Buy	6/20/2012	Swiss Franc	26,125,000	28,968,298	434,027
Sell	6/20/2012	Swiss Franc	25,750,000	28,552,486	(582,892)
Buy	6/20/2012	Turkish Lira	38,700,000	21,342,893	225,585

Total					$(5,902,308)

[1]	Counterparty is UBS AG.

Futures Contracts

The Fund and the Subsidiary may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When the Fund or the Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin”. As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by the Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund or the Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s or the Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures have standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund and the Subsidiary are reduced.

At March 31, 2012, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
AEX	4/20/2012	469	$40,276,276	$(779,561)
ASX SPI 200	6/21/2012	11	1,237,711	13,388
CAC 40	4/20/2012	610	27,860,252	(760,576)
DAX	6/15/2012	145	33,654,077	(217,560)
E-mini Dow	6/15/2012	703	46,194,130	1,297,760
E-mini NASDAQ 100	6/15/2012	1,040	57,215,600	3,059,680
E-mini S&P 500	6/15/2012	456	31,992,960	1,082,410
Euribor	9/17/2012	5,821	1,927,959,663	(632,324)
Euro Schatz	6/07/2012	4,555	670,285,338	(286,472)
EURO STOXX 50	6/15/2012	750	24,096,619	(497,803)
Eurodollar	9/17/2012	1,382	343,807,050	88,150
FTSE 100	6/15/2012	428	39,223,378	(968,690)
FTSE JSE Top 40	6/21/2012	970	37,741,611	(691,646)
FTSE MIB	6/15/2012	181	19,004,186	(510,840)
German Euro BOBL	6/07/2012	830	137,386,135	(291,200)
German Euro Bund	6/07/2012	401	74,066,330	(206,883)
Hang Seng	4/27/2012	184	24,286,754	(159,937)
Mini-Russell 2000	6/15/2012	392	32,445,840	973,090
MSCI Singapore	4/27/2012	373	20,474,126	(49,831)

MSCI Taiwan	4/27/2012	1,190	33,593,700	(527,340)
Nikkei 225	6/08/2012	334	40,715,960	2,227,353
OMXS30	4/20/2012	2,458	39,652,053	(631,609)
S&P/TSX 60	6/14/2012	9	1,271,703	(5,454)
Sterling	6/20/2012	7,495	1,484,296,400	947,464
TOPIX	6/08/2012	310	32,097,378	1,423,221
UK Long Gilt	6/27/2012	84	15,385,344	(158,542)
2 Year U.S. Treasury Note	6/29/2012	567	124,819,735	(7,718)
3 Year Australia Government Bond	6/15/2012	590	65,520,666	158,372
5 Year U.S. Treasury Note	6/29/2012	438	53,672,110	(198,359)
10 Year Australia Government Bond	6/15/2012	159	19,118,861	(88,591)
10 Year Canada Government Bond	6/20/2012	297	39,074,951	(397,534)
10 Year Japan Government Bond	6/11/2012	114	195,591,881	(606,017)
10 Year U.S. Treasury Note	6/20/2012	221	28,616,047	(307,328)
30 Year U.S. Treasury Bond	6/20/2012	8	1,102,000	(7,250)

Total				$2,281,823

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Brent Crude Oil	4/13/2012	253	$31,088,640	$371,910
Cocoa	5/15/2012	85	1,886,150	(139,400)
Copper High Grade	5/29/2012	1	95,625	—
Copper LME	6/20/2012	2	422,425	(7,783)
Corn	5/14/2012	247	7,953,400	(187,825)
Cotton	5/08/2012	1	46,760	2,810
Gas Oil	5/10/2012	342	34,670,250	(627,675)
Gasoline	4/30/2012	147	20,424,209	(214,855)
Gold	6/27/2012	137	22,905,030	173,990
Heating Oil	4/30/2012	189	25,164,254	(623,234)
KC Wheat	5/14/2012	184	6,417,000	(80,963)
Light Sweet Crude Oil	4/20/2012	223	22,973,460	(941,060)
Live Cattle	6/29/2012	129	5,993,340	(418,690)
Soybean	5/14/2012	314	22,027,100	1,143,825
Soybean Meal	5/14/2012	525	20,406,750	1,968,420
Soybean Oil	5/14/2012	672	22,216,320	505,284
Sugar	6/29/2012	180	4,802,112	28,224
Wheat	5/14/2012	113	3,733,237	52,838
Zinc	6/20/2012	16	799,500	(31,660)

Total				$974,156

At March 31, 2012, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
IBEX 35	4/20/2012	14	$1,479,273	$53,295
SGX CNX Nifty	4/26/2012	228	2,429,568	(29,412)

Total				$23,883

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum HG	6/20/2012	21	$1,114,050	$64,181
Coffee	5/18/2012	69	4,720,894	1,037,588

Copper LME	6/20/2012	3	633,637	3,851
Natural Gas	4/26/2012	290	6,165,400	841,000
Nickel	6/20/2012	64	6,841,728	339,072
Silver	5/29/2012	4	649,680	33,220
Zinc	6/20/2012	20	999,375	11,250

Total				$2,330,162

[2]	Commodity futures are held by ASG Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets or liabilities;

•

Level 2 - prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 - prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2012, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments*	$—	$723,853,003	$—	$723,853,003
Forward Foreign Currency Contracts (unrealized appreciation)	—	2,129,741	—	2,129,741
Futures Contracts (unrealized appreciation)	17,901,646	—	—	17,901,646

Total	$17,901,646	$725,982,744	$—	$743,884,390

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(8,032,049)	$—	$(8,032,049)
Futures Contracts (unrealized depreciation)	(12,291,622)	—	—	(12,291,622)

Total	$(12,291,622)	$(8,032,049)	$—	$(20,323,671)

*	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

For the period ended March 31, 2012, there were no transfers between Levels 1, 2 and 3.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

The Fund seeks to generate positive absolute returns over time. The Fund uses a proprietary quantitative model to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of trends in a particular asset class. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to the returns of U.S. and non-U.S. equity and fixed income securities indices, currencies and commodities. During the period ended March 31, 2012, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies, commodities (through investments in the Subsidiary), and short-term interest rates in accordance with these objectives.

The Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of the Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of March 31, 2012, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty	Derivatives	Collateral Pledged
UBS AG	$(5,902,308)	$19,170,560

Forward foreign currency contracts are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Fund has mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to net amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. As of March 31, 2012, the maximum amount of loss that the Fund would incur if counterparties failed to meet their obligations is $2,129,741 and the amount of loss that the Fund would incur after taking into account master netting arrangements is $0.

Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to the Fund from counterparty default should be limited to the extent the Fund is undercollateralized. In lieu of receiving cash collateral, the Fund may use unrealized gains on forward foreign currency contracts to meet counterparty margin requirements for open positions. In addition to collateral requirements, the Fund also requires counterparties to meet minimum credit quality requirements.

The following is a summary of derivative instruments for the Fund, as of March 31, 2012:

Asset Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Forwards (unrealized appreciation)	$—	$2,129,741	$—	$—
Futures (unrealized appreciation)	1,193,986	—	10,130,197	6,577,463

Liability Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Commodity Contracts
Forwards (unrealized depreciation)	$—	$(8,032,049)	$—	$—
Futures (unrealized depreciation)	(3,188,218)	—	(5,830,259)	(3,273,145)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Investment Summary at March 31, 2012 (Unaudited)

Certificates of Deposit	58.9%
Financial Company Commercial Paper	18.5
Commercial Paper	6.0

Total Investments	83.4
Other assets less liabilities (including open forward foreign currency contracts and futures contracts)	16.6

Net Assets	100.0%

PORTFOLIO OF INVESTMENTS – as of March 31, 2012 (Unaudited)

Harris Associates Large Cap Value Fund

Shares	Description	Value (†)
Common Stocks – 96.0% of Net Assets

	Aerospace & Defense – 3.2%
61,400	Boeing Co. (The)	$4,566,318

	Air Freight & Logistics – 3.5%
54,300	FedEx Corp.	4,993,428

	Auto Components – 3.4%
21,200	Autoliv, Inc.	1,421,460
46,000	Delphi Automotive PLC(b)	1,453,600
44,300	TRW Automotive Holdings Corp.(b)	2,057,735

		4,932,795

	Automobiles – 2.8%
46,800	Toyota Motor Corp., Sponsored ADR	4,063,176

	Capital Markets – 5.2%
33,500	Franklin Resources, Inc.	4,155,005
26,300	Goldman Sachs Group, Inc. (The)	3,270,931

		7,425,936

	Commercial Banks – 5.1%
213,500	Wells Fargo & Co.	7,288,890

	Commercial Services & Supplies – 2.3%
110,900	Republic Services, Inc.	3,389,104

	Consumer Finance – 1.6%
41,000	Capital One Financial Corp.	2,285,340

	Diversified Financial Services – 7.8%
16,500	CME Group, Inc., Class A	4,773,945
139,000	JPMorgan Chase & Co.	6,391,220

		11,165,165

	Electrical Equipment – 1.6%
29,800	Rockwell Automation, Inc.	2,375,060

	Energy Equipment & Services – 2.3%
41,400	National Oilwell Varco, Inc.	3,290,058

	Health Care Equipment & Supplies – 1.4%
51,100	Medtronic, Inc.	2,002,609

	Hotels, Restaurants & Leisure – 8.6%
141,000	Carnival Corp.	4,523,280
116,800	Marriott International, Inc., Class A	4,420,880
19,200	McDonald’s Corp.	1,883,520
27,700	Starwood Hotels & Resorts Worldwide, Inc.	1,562,557

		12,390,237

	Independent Power Producers & Energy Traders – 0.7%
60,900	Calpine Corp.(b)	1,048,089

Shares	Description	Value (†)
Common Stocks – continued

	Insurance – 0.4%
13,900	Aflac, Inc.	$639,261

	IT Services – 6.9%
12,700	MasterCard, Inc., Class A	5,340,858
38,400	Visa, Inc., Class A	4,531,200

		9,872,058

	Machinery – 6.1%
22,700	Caterpillar, Inc.	2,418,004
87,200	Illinois Tool Works, Inc.	4,980,864
16,200	Parker Hannifin Corp.	1,369,710

		8,768,578

	Media – 8.0%
186,100	Comcast Corp., Special Class A	5,491,811
43,700	Omnicom Group, Inc.	2,213,405
56,800	Time Warner, Inc.	2,144,200
38,900	Walt Disney Co. (The)	1,703,042

		11,552,458

	Oil, Gas & Consumable Fuels – 4.4%
34,400	Apache Corp.	3,455,136
33,600	ExxonMobil Corp.	2,914,128

		6,369,264

	Semiconductors & Semiconductor Equipment – 14.3%
380,700	Applied Materials, Inc.	4,735,908
339,100	Intel Corp.	9,532,101
43,472	Lam Research Corp.(b)	1,939,721
130,100	Texas Instruments, Inc.	4,372,661

		20,580,391

	Software – 3.1%
151,300	Oracle Corp.	4,411,908

	Specialty Retail – 2.3%
54,700	CarMax, Inc.(b)	1,895,355
20,500	Tiffany & Co.	1,417,165

		3,312,520

	Textiles, Apparel & Luxury Goods – 1.0%
13,100	NIKE, Inc., Class B	1,420,564

	Total Common Stocks (Identified Cost $113,478,947)	138,143,207

Principal Amount
Short-Term Investments – 4.9%
$7,000,895	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $7,000,895 on 4/02/2012 collateralized by $6,635,000 Federal Home Loan Bank, 2.750% due 6/08/2018 valued at $7,140,919 including accrued interest(c) (Identified Cost $7,000,895)	7,000,895

Total Investments – 100.9% (Identified Cost $120,479,842)(a)	$145,144,102
Other assets less liabilities – (0.9)%	(1,316,725)

Net Assets – 100.0%	$143,827,377

(†)	Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and subadviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market.

Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser and subadviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Broker-dealer bid quotations may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Investments in other open-end investment companies are valued at their net asset value each day.

Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):

At March 31, 2012, the net unrealized appreciation on investments based on a cost of $120,479,842 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$26,524,657
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,860,397)

Net unrealized appreciation	$24,664,260

At December 31, 2011, the Fund had a short-term capital loss carryforward of $9,996,643 of which $9,206,549 expires on December 31, 2017 and $790,094 expires on December 31, 2018. This amount may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(b)	Non-income producing security.
(c)	It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets or liabilities;

•

Level 2 - prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 - prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2012, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks*	$138,143,207	$—	$—	$138,143,207
Short-Term Investments	—	7,000,895	—	7,000,895

Total	$138,143,207	$7,000,895	$—	$145,144,102

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the period ended March 31, 2012, there were no transfers between Levels 1, 2 and 3.

Industry Summary at March 31, 2012 (Unaudited)

Semiconductors & Semiconductor Equipment	14.3%
Hotels, Restaurants & Leisure	8.6
Media	8.0
Diversified Financial Services	7.8
IT Services	6.9
Machinery	6.1
Capital Markets	5.2
Commercial Banks	5.1
Oil, Gas & Consumable Fuels	4.4
Air Freight & Logistics	3.5
Auto Components	3.4
Aerospace & Defense	3.2
Software	3.1
Automobiles	2.8
Commercial Services & Supplies	2.3
Specialty Retail	2.3
Energy Equipment & Services	2.3
Other Investments, less than 2% each	6.7
Short-Term Investments	4.9

Total Investments	100.9
Other assets less liabilities	(0.9)

Net Assets	100.0%

PORTFOLIO OF INVESTMENTS – as of March 31, 2012 (Unaudited)

Loomis Sayles Absolute Strategies Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – 72.7% of Net Assets

Non-Convertible Bonds – 69.5%

	ABS Car Loan – 0.2%
$730,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class A, 3.910%, 3/15/2016, 144A	$740,353
425,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class B, 8.110%, 3/15/2016, 144A	431,288

		1,171,641

	ABS Home Equity – 2.3%
1,341,462	American Home Mortgage Investment Trust, Series 2005-4, Class 1A1, 0.532%, 11/25/2045(b)	886,563
4,208,309	Argent Securities, Inc., Series 2006-M2, Class A2C, 0.392%, 9/25/2036(b)	1,317,546
918,477	CitiMortgage Alternative Loan Trust, Series 2006-A3, Class 1A7, 6.000%, 7/25/2036	686,309
622,455	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.512%, 4/25/2035(b)	398,001
2,585,757	Fremont Home Loan Trust, Series 2006-D, Class 2A3, 0.392%, 11/25/2036(b)	842,328
2,940,540	GSAA Home Equity Trust, Series 2006-20, Class 1A1, 0.312%, 12/25/2046(b)	1,341,368
397,583	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 2.901%, 12/25/2034(b)	295,305
1,292,233	GSR Mortgage Loan Trust, Series 2005-AR4, Class 4A1, 5.331%, 7/25/2035(b)	1,094,356
372,788	Indymac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 0.562%, 7/25/2045(b)	257,020
2,573,333	MASTR Asset Securitization Trust, Series 2007-1, Class 1A4, 6.500%, 11/25/2037	2,092,835
954,424	Residential Funding Mortgage Securities I, Series 2005-SA3, Class 2A1, 2.915%, 8/25/2035(b)	788,481
334,818	WaMu Mortgage Pass Through Certificates, Series 2006-AR17, Class 1A1A, 0.969%, 12/25/2046(b)	242,828
917,681	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 2A3, 5.500%, 11/25/2035	934,567

		11,177,507

	ABS Other – 1.0%
3,204,926	Diamond Resorts Owner Trust, Series 2011-1, Class A, 4.000%, 3/20/2023, 144A	3,231,357
1,500,000	Sierra Receivables Funding Co.,, Series 2012-1A, Class A, 2.840%, 11/20/2028, 144A	1,502,382

		4,733,739

	Aerospace & Defense – 0.5%
2,250,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	1,743,467
800,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	668,966

		2,412,433

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

Non-Convertible Bonds – continued

	Airlines – 0.5%
$157,339	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	$154,192
1,980,000	US Airways Pass Through Trust, Series 2011-1A, Class A, 7.125%, 4/22/2025	2,079,000

		2,233,192

	Automotive – 1.9%
3,000,000	Ford Credit Canada Ltd., 4.875%, 3/17/2014, (CAD)	3,052,905
5,500,000	Volkswagen Financial Services NV, 6.250%, 7/15/2015, (AUD)(c)	5,870,197

		8,923,102

	Banking – 6.1%
4,700,000	Banco Bradesco S.A., 4.500%, 1/12/2017, 144A	4,944,400
3,800,000	Banco Continental S.A. via Continental Senior Trustees II Cayman Ltd, 5.750%, 1/18/2017, 144A	3,990,000
1,900,000	Banco Santander Brasil S.A., 4.625%, 2/13/2017, 144A	1,904,750
2,522,050	Banco Votorantim S.A., 6.250%, 5/16/2016, 144A, (BRL)	1,415,375
5,145,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect, 3.375%, 1/19/2017(c)	5,259,934
4,235,000	Lloyds TSB Bank PLC, EMTN, 6.500%, 3/24/2020, (EUR)	4,917,000
2,200,000	Merrill Lynch & Co., Inc., 6.875%, 11/15/2018	2,449,084
2,000,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	2,305,961
1,900,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	2,359,181

		29,545,685

	Building Materials – 0.5%
2,400,000	Odebrecht Finance Ltd., 6.000%, 4/05/2023, 144A	2,494,320

	Chemicals – 2.0%
3,845,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A	3,858,457
2,980,000	Hercules, Inc., 6.500%, 6/30/2029	2,369,100
3,050,000	Ineos Group Holdings Ltd., 7.875%, 2/15/2016, 144A, (EUR)	3,599,989

		9,827,546

	Collateralized Mortgage Obligations – 4.2%
1,971,552	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 2.240%, 9/25/2045(b)	1,549,484
684,693	Banc of America Funding Corp., Series 2004-B, Class 4A2, 2.700%, 11/20/2034(b)	526,386
752,064	Banc of America Funding Corp., Series 2005-B, Class 3A1, 0.472%, 4/20/2035(b)	564,649

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

Non-Convertible Bonds – continued

	Collateralized Mortgage Obligations – continued
$1,634,640	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, 2.520%, 2/25/2036	$1,467,073
743,897	Bella Vista Mortgage Trust, Series 2005-1, Class 2A, 0.512%, 2/22/2035(b)	450,686
1,104,379	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.452%, 5/25/2035(b)	660,536
523,399	Countrywide Alternative Loan Trust, Series 2005-17, Class 2A1, 0.482%, 7/25/2035(b)	304,193
232,021	Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A, 0.592%, 1/19/2035(b)	148,317
176,130	Harborview Mortgage Loan Trust, Series 2005-14, Class 2A1A, 3.001%, 12/19/2035(b)	133,963
2,231,176	Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A, 2.943%, 12/19/2035(b)	1,536,165
2,797,069	Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A, 0.352%, 5/25/2037(b)	1,362,757
1,151,474	JPMorgan Alternative Loan Trust, Series 2006-A7, Class 1A1, 0.402%, 12/25/2036(b)	542,557
2,527,967	Lehman XS Trust, Series 2007-10H, Class 1A11, 0.362%, 7/25/2037(b)(d)	1,125,271
1,399,076	MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 4A1, 2.670%, 12/25/2034(b)	1,167,375
775,777	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.402%, 1/25/2047(b)	416,922
1,174,363	MASTR Adjustable Rate Mortgages Trust, Series 2007-HF1, Class A1, 0.482%, 5/25/2037(b)	554,487
1,816,624	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035	1,649,634
2,800,000	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	2,620,302
398,957	Provident Funding Mortgage Loan Trust, Series 2005-2, Class 2A1A, 2.683%, 10/25/2035(b)	380,114
2,390,164	Residential Accredit Loans, Inc., Series 2005-QA12, Class NB4, 4.053%, 12/25/2035(b)	1,461,098
1,404,850	Sequoia Mortgage Trust, Series 2004-6, Class A1, 2.044%, 7/20/2034(b)	1,211,658
593,375	WaMu Mortgage Pass Through Certificates, Series 2006-AR11, Class 2A, 2.724%, 9/25/2046(b)	456,342

		20,289,969

	Commercial Mortgage-Backed Securities – 7.3%
1,369,756	American Home Mortgage Investment Trust, Series 2005-2, Class 4A2, 2.240%, 9/25/2045(b)	1,128,746
950,000	Bear Stearns Commercial Mortgage Securities, Series 2003-PWR2, Class E, 5.981%, 5/11/2039, 144A(b)	955,593
4,565,000	CFCRE Commercial Mortgage Trust, Series 2011-C1, Class D, 5.736%, 4/15/2044, 144A(b)	3,876,479
220,000	CW Capital Cobalt Ltd., Series 2007-C2, Class AMFX, 5.526%, 4/15/2047	214,564
5,109,000	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.728%, 11/10/2046, 144A(b)	4,665,621
2,775,949	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 2.947%, 6/19/2035(b)	2,579,312
4,340,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.980%, 8/10/2045(b)	3,872,040

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

Non-Convertible Bonds – continued

	Commercial Mortgage-Backed Securities – continued
$4,060,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2010-C1, Class D, 6.524%, 6/15/2043, 144A(b)	$3,999,092
1,300,000	Morgan Stanley Capital I, Series 2011-C1, Class D, 5.422%, 9/15/2047, 144A(b)	1,187,824
1,300,000	Morgan Stanley Capital I, Series 2011-C1, Class E, 5.422%, 9/15/2047, 144A(b)	1,125,201
2,125,000	Morgan Stanley Capital I, Series 2011-C2, Class E, 5.495%, 6/15/2044, 144A(b)	1,833,063
3,700,000	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.980%, 8/12/2045, 144A(b)(c)	3,814,215
1,000,000	Morgan Stanley Re-REMIC Trust, Series 2010-GG10, Class A4B, 5.980%, 8/15/2045, 144A(b)	1,030,869
5,400,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.647%, 2/15/2044, 144A(b)	4,888,328

		35,170,947

	Consumer Products – 1.2%
4,625,000	Procter & Gamble Co. (The), 0.451%, 2/06/2014(b)	4,631,105
1,310,000	Visant Corp., 10.000%, 10/01/2017	1,223,212

		5,854,317

	Diversified Manufacturing – 1.8%
5,525,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A	4,199,000
4,500,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	4,567,500

		8,766,500

	Electric – 2.3%
1,200,000	Centrais Eletricas Brasileiras S.A., 5.750%, 10/27/2021, 144A	1,313,400
4,205,000	Cia de Eletricidade do Estado da Bahia, 11.750%, 4/27/2016, 144A, (BRL)	2,464,790
2,655,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	2,346,449
4,700,000,000	Empresas Publicas de Medellin E.S.P., 8.375%, 2/01/2021, 144A, (COP)	2,793,855
1,700,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	1,542,886
800,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	778,939

		11,240,319

	Gaming – 1.1%
2,400,000	Mandalay Resort Group, 7.625%, 7/15/2013	2,436,000
500,000	MGM Resorts International, 6.875%, 4/01/2016	505,000
250,000	MGM Resorts International, 7.500%, 6/01/2016	257,500

Principal Amount (‡)		Description	Value (†)
Bonds and Notes – continued

Non-Convertible Bonds – continued

		Gaming – continued
$2,000,000		MGM Resorts International, 7.625%, 1/15/2017	$2,065,000

			5,263,500

		Government Owned - No Guarantee – 2.4%
1,625,000		China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A	1,597,016
3,800,000		Petrobras International Finance Co., 5.375%, 1/27/2021	4,091,608
400,000		Petrobras International Finance Co., 6.750%, 1/27/2041	463,906
700,000	(††)	Petroleos Mexicanos, 7.650%, 11/24/2021, 144A, (MXN)	5,575,904

			11,728,434

		Government Sponsored – 0.5%
1,510,000		Eksportfinans ASA, 2.000%, 9/15/2015	1,339,733
1,410,000		Eksportfinans ASA, EMTN, 2.250%, 2/11/2021, (CHF)	1,202,725

			2,542,458

		Healthcare – 0.4%
1,355,000		HCA, Inc., 7.250%, 9/15/2020	1,475,256
450,000		Owens & Minor, Inc., 6.350%, 4/15/2016(e)	486,009

			1,961,265

		Hybrid ARMs – 0.7%
2,137,397		Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 3A3, 2.925%, 4/25/2035(b)	1,043,978
1,425,840		Indymac Index Mortgage Loan Trust, Series 2004-AR12, Class A1, 1.022%, 12/25/2034(b)	894,761
1,133,140		Lehman XS Trust, Series 2006-4N, Class A2A, 0.462%, 4/25/2046(b)	622,817
1,133,510		Morgan Stanley Mortgage Loan Trust, Series 2005-2AR, Class A, 0.502%, 4/25/2035(b)	862,500

			3,424,056

		Independent Energy – 1.3%
5,075,000		Canadian Oil Sands Ltd., 4.500%, 4/01/2022, 144A	5,112,357
1,290,000		Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	1,290,000

			6,402,357

		Industrial Other – 1.7%
4,700,000		Hutchison Whampoa International 11 Ltd., 4.625%, 1/13/2022, 144A	4,720,628
3,250,000		Steelcase, Inc., 6.375%, 2/15/2021	3,338,017

			8,058,645

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

Non-Convertible Bonds – continued

	Life Insurance – 0.7%
$3,200,000	Metlife Capital Trust IV, 7.875%, 12/15/2067, 144A	$3,504,000

	Media Cable – 0.3%
1,500,000	Shaw Communications, Inc., 6.750%, 11/09/2039, (CAD)	1,603,238

	Media Non-Cable – 0.2%
230,000	Clear Channel Worldwide Holdings, Inc., Series A, 7.625%, 3/15/2020, 144A	221,950
910,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020, 144A	891,800

		1,113,750

	Metals & Mining – 3.0%
1,200,000	APERAM, 7.375%, 4/01/2016, 144A	1,173,000
4,875,000	ArcelorMittal, 5.500%, 3/01/2021	4,784,691
4,800,000	Barrick Gold Corp., 5.250%, 4/01/2042, 144A	4,769,150
2,400,000	BHP Billiton Finance USA Ltd., 0.735%, 2/18/2014(b)	2,402,782
1,360,000	Vedanta Resources PLC, 8.250%, 6/07/2021, 144A	1,261,400

		14,391,023

	Non-Captive Consumer – 1.2%
2,340,000	Air Lease Corp., 5.625%, 4/01/2017, 144A	2,331,225
3,380,000	SLM Corp., MTN, 7.250%, 1/25/2022	3,531,505

		5,862,730

	Non-Captive Diversified – 1.2%
600,000	GMAC International Finance BV, 7.500%, 4/21/2015, (EUR)	818,225
2,375,000	International Lease Finance Corp., 4.875%, 4/01/2015	2,350,785
2,210,000	International Lease Finance Corp., 6.750%, 9/01/2016, 144A	2,367,462

		5,536,472

	Oil Field Services – 1.7%
2,385,000	Global Geophysical Services, Inc., 10.500%, 5/01/2017	2,373,075
2,325,000	Nabors Industries, Inc., 9.250%, 1/15/2019	2,984,672
1,960,000	OGX Petroleo e Gas Participacoes S.A., 8.375%, 4/01/2022, 144A	1,979,600
900,000	Schahin II Finance Co. SPV Ltd., 5.875%, 9/25/2023, 144A	902,250

		8,239,597

Principal Amount (‡)		Description	Value (†)
Bonds and Notes – continued

Non-Convertible Bonds – continued

		Paper – 1.0%
$2,400,000		Celulosa Arauco y Constitucion S.A., 4.750%, 1/11/2022, 144A	$2,456,770
2,350,000		Rock-Tenn Co., 4.450%, 3/01/2019, 144A	2,360,558

			4,817,328

		Pharmaceuticals – 0.5%
1,925,000		Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	1,872,062
200,000		Valeant Pharmaceuticals International, 7.000%, 10/01/2020, 144A	199,000
300,000		Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	297,000

			2,368,062

		Pipelines – 0.4%
535,000		NGPL PipeCo LLC, 6.514%, 12/15/2012, 144A	516,268
1,495,000		Rockies Express Pipeline LLC, 6.875%, 4/15/2040, 144A	1,192,263

			1,708,531

		Supranational – 0.2%
280,120		European Financial Stability Facility, 0.400%, 3/12/2013, (EUR)	372,678
280,120		European Financial Stability Facility, 1.000%, 3/12/2014, (EUR)	372,827

			745,505

		Technology – 0.5%
2,400,000		BMC Software, Inc., 4.250%, 2/15/2022	2,406,031

		Treasuries – 11.0%
25,200,000		Canadian Government, 1.750%, 3/01/2013, (CAD)(c)	25,416,769
1,260,000	(††)	Mexican Fixed Rate Bonds, Series M, 6.000%, 6/18/2015, (MXN)	10,118,429
725,000	(††)	Mexican Fixed Rate Bonds, Series M, 7.500%, 6/21/2012, (MXN)(c)	5,703,267
200,000	(††)	Mexican Fixed Rate Bonds, Series MI-10, 8.000%, 12/19/2013, (MXN)	1,646,033
325,500	(††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)	2,952,474
1,225,000		Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, (EUR)	945,143
3,250,000		United Kingdom Gilt, 4.250%, 9/07/2039, (GBP)	6,033,030

			52,815,145

		Wireless – 2.0%
4,975,000		Clearwire Communications LLC/Clearwire Finance, Inc., 12.000%, 12/01/2015, 144A	4,900,375

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

Non-Convertible Bonds – continued

	Wireless – continued
$4,700,000	Telemar Norte Leste S.A., 5.500%, 10/23/2020, 144A	$4,831,600

		9,731,975

	Wirelines – 5.7%
1,275,000	eAccess Ltd., 8.375%, 4/01/2018, 144A, (EUR)	1,568,681
1,090,000	Frontier Communications Corp., 9.000%, 8/15/2031	1,057,300
1,170,000	Level 3 Financing, Inc., 8.625%, 7/15/2020, 144A	1,228,500
12,200,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	6,917,198
544,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	506,059
1,610,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	1,723,326
7,534,000	Qwest Corp., 7.200%, 11/10/2026	7,590,505
1,100,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	968,000
850,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	824,500
1,250,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	1,218,750
250,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	239,107
525,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	510,387
1,500,000	Telefonica Emisiones SAU, EMTN, 5.597%, 3/12/2020, (GBP)	2,347,874
800,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	786,392

		27,486,579

	Total Non-Convertible Bonds (Identified Cost $337,644,644)	335,551,898

Convertible Bonds – 3.2%
	Automotive – 0.8%
1,610,000	Ford Motor Co., 4.250%, 11/15/2016	2,551,850
755,000	TRW Automotive, Inc., 3.500%, 12/01/2015	1,319,362

		3,871,212

	Diversified Manufacturing – 0.3%
645,000	EMC Corp., Series B, 1.750%, 12/01/2013	1,210,988

	Metals & Mining – 0.9%
2,250,000	Alpha Natural Resources, Inc., 2.375%, 4/15/2015	2,008,125

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

Convertible Bonds – continued

	Metals & Mining – continued
$2,515,000	Peabody Energy Corp., 4.750%, 12/15/2066	$2,389,250

		4,397,375

	Pharmaceuticals – 0.3%
1,255,000	Vertex Pharmaceuticals, Inc., 3.350%, 10/01/2015	1,438,544

	Technology – 0.9%
1,120,000	Ciena Corp., 3.750%, 10/15/2018, 144A	1,264,200
1,045,000	Intel Corp., 3.250%, 8/01/2039	1,469,531
1,650,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031, 144A	1,751,063

		4,484,794

	Total Convertible Bonds (Identified Cost $16,710,649)	15,402,913

	Total Bonds and Notes (Identified Cost $354,355,293)	350,954,811

Senior Loans – 5.4%

	Automotive – 0.1%
710,000	TI Automotive Limited, New Term Loan, 6.750%, 3/14/2018(b)	711,335

	Building Materials – 0.4%
928,250	CPG International, Inc., New Term Loan B, 6.000%, 2/18/2017(b)	888,799
1,220,680	Nortek, Inc., Term Loan, 5.251%, 4/26/2017(f)	1,214,577

		2,103,376

	Chemicals – 0.2%
515,000	PQ Corporation, 2nd Lien Term Loan, 6.750%, 7/30/2015(b)	493,664
503,725	Univar, Inc., Term Loan B, 5.000%, 6/30/2017(b)	504,354

		998,018

	Consumer Cyclical Services – 0.3%
93,709	Instant Web, Inc., Delayed Draw Term Loan, 3.616%, 8/07/2014(b)	84,338
893,374	Instant Web, Inc., Term Loan B, 3.616%, 8/07/2014(b)	804,037
605,000	Monitronics International, Inc., Term Loan B, 5.500%, 3/16/2018(b)	604,873

		1,493,248

	Consumer Products – 0.5%
1,220,000	NBTY, Inc., New Term Loan B, 4.250%, 10/02/2017(b)	1,220,122

Principal Amount (‡)	Description	Value (†)
Senior Loans – continued

	Consumer Products – continued
$1,500,000	Visant Holding Corp., Term Loan B, 12/22/2016(g)	$1,460,625

		2,680,747

	Diversified Manufacturing – 0.3%
1,290,038	Edwards (Cayman Islands II) Limited, Extended 1st Lien Term Loan, 5.500%, 5/31/2016(b)	1,277,950

	Food & Beverage – 0.1%
319,000	DS Waters Enterprises, L.P., 1st Lien Term Loan, 10.500%, 8/29/2017(b)	313,896

	Health Insurance – 0.1%
502,463	Multiplan, Inc., New Term Loan B, 4.750%, 8/26/2017(b)	497,127

	Healthcare – 0.3%
750,656	Health Management Associates., Inc., New Term Loan A, 3.250%, 11/18/2016(b)	715,751
508,719	Kindred Healthcare, Inc., Term Loan, 5.250%, 6/01/2018(b)	480,739
315,000	TriZetto Group, Inc., (The), Term Loan B, 5/02/2018(g)	314,212

		1,510,702

	Industrial Other – 0.3%
446,098	CommScope, Inc., New Term Loan, 4.250%, 1/12/2018(b)	444,911
803,000	Rexnord Corporation, Term Loan B, 5.000%, 4/02/2018(b)	802,165

		1,247,076

	Media Cable – 0.4%
1,190,000	Cequel Communications, LLC, Term Loan B, 4.000%, 2/14/2019(b)	1,179,588
590,000	Kabel Deutschland GMBH, Term Loan F, 4.250%, 2/01/2019(b)	587,262

		1,766,850

	Media Non-Cable – 0.3%
2,376,000	RBS International Direct Marketing, LLC, Term Loan B, 7.250%, 3/23/2017(b)	1,425,600

	Pharmaceuticals – 0.5%
1,056,571	Grifols, Inc., New Term Loan B, 4.500%, 6/01/2017(b)	1,055,028
1,223,962	Quintiles Transnational Corp., New Term Loan B, 5.000%, 6/08/2018(b)	1,223,962

		2,278,990

	Pipelines – 0.2%
825,000	Energy Transfer Equity, L.P., New Term Loan B, 3.750%, 3/21/2017(b)	809,020

	Technology – 0.9%
528,675	Blackboard, Inc., Term Loan B, 7.500%, 10/04/2018(b)	525,371

Principal Amount (‡)	Description	Value (†)
Senior Loans – continued

	Technology – continued
$1,205,000	Eagle Parent, Inc., New Term Loan, 5/16/2018(g)	$1,193,854
787,000	Eastman Kodak Company, DIP Term Loan B, 7/19/2013(g)	799,458
443,888	Kronos, Inc., Tranche C Term Loan, 6.250%, 12/28/2017(b)	446,475
280,000	Lawson Software, Inc., Term Loan B, 3/30/2018(g)	277,200
450,000	Nxp B.V., Incremental Term Loan B, 3/19/2019(g)	445,500
498,744	Verint Systems, Inc., Term Loan, 4.500%, 10/27/2017(b)	497,188

		4,185,046

	Wireless – 0.3%
438,900	Crown Castle International Corporation, Term Loan B, 4.000%, 1/31/2019(b)	437,008
1,236,874	MetroPCS Wireless, Inc., Incremental Term Loan B3, 4.000%, 3/16/2018(b)	1,223,578

		1,660,586

	Wirelines – 0.2%
1,000,000	Level 3 Financing, Inc., Term Loan B3, 5.750%, 8/31/2018(b)	1,008,960

	Total Senior Loans (Identified Cost $26,731,519)	25,968,527

Shares
Common Stocks – 4.1%

	Chemicals – 0.3%
35,700	Dow Chemical Co. (The)	1,236,648

	Diversified Telecommunication Services – 1.6%
106,745	AT&T, Inc.	3,333,646
157,778	Telefonica S.A., Sponsored ADR	2,589,137
47,543	Verizon Communications, Inc.	1,817,569

		7,740,352

	Oil, Gas & Consumable Fuels – 1.2%
11,400	Chevron Corp.	1,222,536
17,200	ExxonMobil Corp.	1,491,756
21,700	Royal Dutch Shell PLC, ADR	1,521,821
33,125	Total S.A., Sponsored ADR	1,693,350

		5,929,463

	Paper & Forest Products – 0.1%
14,100	International Paper Co.	494,910

	Pharmaceuticals – 0.2%
15,000	Bristol-Myers Squibb Co.	506,250
10,500	GlaxoSmithKline PLC, Sponsored ADR	471,555

		977,805

Shares	Description	Value (†)
Common Stocks – continued

	Tobacco – 0.5%
57,114	Altria Group, Inc.	$1,763,109
7,500	Philip Morris International, Inc.	664,575

		2,427,684

	Wireless Telecommunication Services – 0.2%
37,300	Vodafone Group PLC, Sponsored ADR	1,032,091

	Total Common Stocks (Identified Cost $19,279,406)	19,838,953

Preferred Stocks – 1.8%

Convertible Preferred Stocks – 1.2%

	Automotive – 0.6%
72,200	General Motors Co., Series B, 4.750%	3,021,570

	Banking – 0.5%
2,240	Wells Fargo & Co., Series L, Class A, 7.500%	2,501,408

	REITs - Healthcare – 0.1%
8,000	Health Care REIT, Inc., Series I, 6.500%	418,240

	Total Convertible Preferred Stocks (Identified Cost $6,386,592)	5,941,218

Non-Convertible Preferred Stock – 0.6%

	Non-Captive Diversified – 0.6%
102,000	Montpelier Re Holdings Ltd., 8.875% (Identified Cost $2,550,000)	2,779,500

	Total Preferred Stocks (Identified Cost $8,936,592)	8,720,718

Shares (†††)/Par Value(‡)
Purchased Options – 0.3%

	Options on Securities – 0.2%
600,000	Industrial Select Sector SPDR, Put expiring September 22, 2012 at 35(h)	816,000
187,500	SPDR S&P 500 ETF Trust, Put expiring June 16, 2012 at 126(h)	178,125

		994,125

	Over-the-Counter Options on Currency – 0.1%
$26,000,000	AUD Put, expiring August 16, 2012 at 0.9902(h)(i)	550,914

	Total Purchased Options (Identified Cost $3,803,180)	1,545,039

Principal Amount (‡)
Short-Term Investments – 15.9%
163,066	European Financial Stability Facility Treasury Bill, 0.000%, 9/12/2012, (EUR)	217,083
$400,052	Repurchase Agreement with State Street Bank and Trust Company, dated 3/30/2012 at 0.000% to be repurchased at $400,052 on 4/02/2012 collateralized by $396,800 U.S. Treasury Note, 1.500% due 7/31/2016 valued at $408,088 including accrued interest(j)	400,052

Principal Amount (‡)	Description	Value (†)
$60,811,580	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $60,811,580 on 4/02/2012 collateralized by $58,590,000 U.S. Treasury Note, 2.375% due 10/31/2014 valued at 62,032,163 including accrued interest(j)	$60,811,580
15,000,000	U.S. Treasury Bill, 0.147%, 9/20/2012(k)(l)	14,990,385

	Total Short-Term Investments (Identified Cost $76,420,604)	76,419,100

	Total Investments – 100.2% (Identified Cost $489,526,594)(a)	483,447,148
	Other assets less liabilities – (0.2)%	(869,905)

	Net Assets – 100.0%	$482,577,243

Shares (†††)/Par Value(‡)
Written Options – (0.1)%

	Options on Securities – (0.1)%
600,000	Industrial Select Sector SPDR , Put expiring September 22, 2012 at 29(h)	$(228,000)

	Over-the-Counter Options on Currency – (0.0)%
$26,000,000	AUD Put, expiring August 16, 2012 at 0.8500(h)(i)	(116,480)

	Total Written Options (Premiums Received $963,278)	$(344,480)

(‡)	Principal Amount/Par Value stated in U.S. dollars unless otherwise noted.
(†)	Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Senior loans are priced at bid prices supplied by an independent pricing service, if available.

Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market.

Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service.

Futures contracts are valued at their most recent settlement price.

Credit default swap agreements are valued based on mid prices supplied by an independent pricing service, if available, or quotations obtained from broker-dealers.

Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations.

Other exchange-traded options are valued at the average of the closing bid and asked quotations.

Options on futures contracts are valued using the current settlement price.

Currency options are priced at the mid price (between the ask price and the bid price) supplied by an independent pricing service, if available.

Over-the-counter option contracts (including currency options not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers. These quotations will be either the bid for a long transaction or the ask for a short transaction.

Investments in other open-end investment companies are valued at their net asset value each day.

Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††)	Options on securities are expressed as shares. Options on currency are expressed at par value.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At March 31, 2012, the net unrealized depreciation on investments based on a cost of $490,568,697 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$7,509,068
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(14,630,617)

Net unrealized depreciation	$(7,121,549)

At December 31, 2011, the Fund had a short-term capital loss carryforward of $8,718,642 with no expiration date and a long-term capital loss carryforward of $3,652,873 with no expiration date. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(b)	Variable rate security. Rate as of March 31, 2012 is disclosed.
(c)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts or swap agreements.
(d)	The issuer is making partial payments with respect to interest and/or principal. Income is not being accrued.
(e)	Illiquid security. At March 31, 2012, the value of this security amounted to $486,009 or 0.1% of net assets.

(f)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at March 31, 2012.
(g)	Position is unsettled. Contract rate was not determined at March 31, 2012 and does not take effect until settlement date.
(h)	The Fund may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised or closed are deducted from the cost or added to the proceeds on the underlying instrument or closing purchase transaction to determine the realized gain or loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

(i)	Counterparty is Credit Suisse.
(j)	It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.
(k)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(l)	All or a portion of this security has been pledged as collateral for open swap agreements and/or as initial margin for open futures contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of Rule 144A holdings amounted to $146,961,488 or 30.5% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
ETF	Exchange Traded Fund
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit
SPDR	Standard & Poor’s Depositary Receipt

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
EUR	Euro
GBP	British Pound
MXN	Mexican Peso

Swap Agreements

The Fund may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Fund may be either the protection buyer or the protection seller. As a protection buyer, the Fund has the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Fund has the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Fund may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that the Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Credit default swaps are marked to market daily and fluctuations in the value are recorded as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded as realized gain or loss when received or paid. Upfront premiums paid or received by the Fund are recorded as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Fund as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Credit default swaps are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Fund covers its net obligations under outstanding credit default swaps by segregating or earmarking liquid assets or cash.

At March 31, 2012, the Fund had the following open credit default swap agreements:

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value (‡)		Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Buy Protection

Bank of America	Aetna, Inc.	(1.00%)	6/20/2017	$4,800,000		$(115,795)	$(125,710)	$(9,915)	$(1,867)
Bank of America	Bonos Y Obligaciones Del Estado	(1.00%)	6/20/2017	4,700,000		661,148	670,979	9,831	(1,567)
Bank of America	CDX 16 EM 500	(5.00%)	12/20/2016	9,600,000		(960,407)	(1,097,533)	(137,126)	(16,000)
Bank of America	CDX 18 HY 500	(5.00%)	6/20/2017	9,500,000		266,528	276,143	9,615	(17,153)
Bank of America	Cigna Corp.	(1.00%)	6/20/2017	4,800,000		(57,031)	(65,878)	(8,847)	(1,867)
Bank of America	ITRX Eur SUB FIN S17 500	(5.00%)	6/20/2017	13,900,000	*	(1,412,562)	(1,183,570)	228,992	(30,677)
Bank of America	JC Penney Corp., Inc.	(1.00%)	3/20/2017	9,600,000		1,002,472	1,086,421	83,949	(3,200)
Bank of America	Republic of Turkey	(1.00%)	3/20/2017	4,800,000		322,482	277,426	(45,056)	(1,600)
Bank of America	Republic of Turkey	(1.00%)	3/20/2017	4,800,000		273,420	277,426	4,006	(1,600)
Bank of America	Safeway, Inc.	(1.00%)	3/20/2017	1,950,000		40,969	56,044	15,075	(650)
Bank of America	Sprint Nextel Corp.	(5.00%)	3/20/2015	2,400,000		126,059	80,592	(45,467)	(4,000)
Bank of America	Textron Financial Corp.	(1.00%)	3/20/2017	975,000		(29,763)	(34,078)	(4,315)	(325)
Bank of America	Textron Financial Corp.	(1.00%)	6/20/2017	1,250,000		(38,569)	(44,453)	(5,884)	(417)

Bank of America	Westvaco Corp.	(1.00%)	9/20/2016	6,300,000	209,684	(4,692)	(214,376)	(2,100)
Bank of America	Westvaco Corp.	(1.00%)	6/20/2017	4,800,000	24,195	27,189	2,994	(1,733)
Credit Suisse	Macy’s Retail Holdings, Inc.	(1.00%)	3/20/2017	9,500,000	45,213	28,328	(16,885)	(3,167)
Credit Suisse	Safeway, Inc.	(1.00%)	3/20/2017	2,850,000	58,578	81,910	23,332	(950)
Credit Suisse	Sprint Nextel Corp.	(5.00%)	6/20/2015	2,400,000	95,932	96,773	841	(4,000)
Deutsche Bank Securities, Inc.	JC Penney Corp., Inc.	(1.00%)	3/20/2017	4,800,000	493,782	543,210	49,428	(1,600)
JP Morgan Chase	Macy’s Retail Holdings, Inc.	(1.00%)	3/20/2017	9,500,000	(7,965)	28,328	36,293	(3,167)
Morgan Stanley	CDX 16 EM 500	(5.00%)	12/20/2016	15,000,000	(1,166,309)	(1,714,895)	(548,586)	(25,000)
Morgan Stanley	Marsh & McLennan Cos., Inc.	(1.00%)	3/20/2017	14,500,000	(349,304)	(365,832)	(16,528)	(4,833)
Morgan Stanley	New York Times Co.	(1.00%)	6/20/2017	4,800,000	416,697	425,436	8,739	(1,867)
Morgan Stanley	Textron Financial Corp.	(1.00%)	3/20/2017	2,000,000	(58,019)	(69,904)	(11,885)	(667)
Morgan Stanley	Textron Financial Corp.	(1.00%)	3/20/2017	1,300,000	(37,804)	(45,438)	(7,634)	(433)
Morgan Stanley	Westvaco Corp.	(1.00%)	6/20/2017	4,800,000	24,195	27,189	2,994	(1,733)
UBS Securities	Bonos Y Obligaciones Del Estado	(1.00%)	3/20/2017	4,800,000	561,202	654,867	93,665	(1,600)

Total						$(113,722)	$(502,750)	$(133,773)

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value (‡)		Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Sell Protection
Citigroup Global Markets	MGM Resorts International	5.00%	9/20/2016	6.01%	$3,200,000		$(462,601)	$(122,054)	$340,547	$5,333
Deutsche Bank Securities, Inc.	Alcatel-Lucent	5.00%	9/20/2016	9.49%	4,400,000	*	(491,467)	(876,783)	(385,316)	9,732
Morgan Stanley	Alcatel-Lucent	5.00%	9/20/2016	9.49%	3,800,000	*	(1,309)	(757,222)	(755,913)	8,405
UBS Securities	Alcatel-Lucent	5.00%	6/20/2016	9.33%	2,700,000	*	73,106	(501,094)	(574,200)	5,972

Total								$(2,257,153)	$(1,374,882)	$29,442

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
^

Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

*	Notional value denominated in euros.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At March 31, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy[1]	4/11/2012	Australian Dollar	9,000,000	$9,314,203	$(228,047)
Sell[2]	4/10/2012	Australian Dollar	5,700,000	5,899,663	203,441
Sell[1]	4/11/2012	Australian Dollar	9,000,000	9,314,203	166,848
Sell[1]	4/26/2012	Australian Dollar	18,300,000	18,906,766	(8,722)
Sell[1]	4/23/2012	Brazilian Real	11,000,000	5,998,419	28,648
Sell[1]	5/02/2012	British Pound	3,785,000	6,052,977	(28,582)
Sell[1]	6/06/2012	British Pound	1,495,000	2,390,237	(7,783)
Sell[1]	4/19/2012	Canadian Dollar	15,610,000	15,644,663	56,403
Sell[1]	5/02/2012	Colombian Peso	8,565,000,000	4,772,563	5,680
Sell[2]	6/27/2012	Colombian Peso	5,245,000,000	2,906,517	35,402
Buy[1]	4/30/2012	Euro	897,000	1,196,466	8,979
Sell[1]	4/05/2012	Euro	3,810,000	5,081,439	(10,001)
Sell[1]	4/13/2012	Euro	1,135,000	1,513,813	(22,242)
Sell[1]	4/16/2012	Euro	3,645,000	4,861,604	(36,641)
Sell[1]	4/24/2012	Euro	620,000	826,967	(24,837)
Sell[1]	4/27/2012	Euro	1,425,000	1,900,716	(8,886)
Sell[1]	4/30/2012	Euro	1,622,000	2,163,509	(48,320)
Sell[2]	4/30/2012	Euro	2,715,000	3,621,410	(550)
Buy[1]	4/20/2012	Mexican Peso	54,570,000	4,258,321	9,645
Sell[2]	4/09/2012	Mexican Peso	70,000,000	5,468,216	(27,224)
Sell[1]	4/20/2012	Mexican Peso	111,000,000	8,661,786	74,313
Sell[1]	5/09/2012	Swiss Franc	990,000	1,097,159	(19,549)

Total					$117,975

[1]	Counterparty is Credit Suisse.
[2]	Counterparty is Bank of America.

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin”. As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures have standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced.

At March 31, 2012, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
UK Long Gilt	6/27/2012	33	$6,044,242	$3,634

At March 31, 2012, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500	6/15/2012	195	$13,681,200	$(123,807)

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets or liabilities;

•

Level 2 - prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 - prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2012, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes*	$—	$350,954,811	$—	$350,954,811
Senior Loans*	—	25,968,527	—	25,968,527
Common Stocks*	19,838,953	—	—	19,838,953
Preferred Stocks*	8,720,718	—	—	8,720,718
Purchased Options*	994,125	550,914	—	1,545,039
Short-Term Investments	—	76,419,100	—	76,419,100

Total Investments	29,553,796	453,893,352	—	483,447,148

Credit Default Swap Agreements (unrealized appreciation)	—	910,301	—	910,301
Forward Foreign Currency Contracts (unrealized appreciation)	—	589,359	—	589,359
Futures Contracts (unrealized appreciation)	3,634	—	—	3,634

Total	$29,557,430	$455,393,012	$—	$484,950,442

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options*	$(228,000)	$(116,480)	$—	$(344,480)
Credit Default Swap Agreements (unrealized depreciation)	—	(2,787,933)	—	(2,787,933)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(471,384)	—	(471,384)
Futures Contracts (unrealized depreciation)	(123,807)	—	—	(123,807)

Total	$(351,807)	$(3,375,797)	$—	$(3,727,604)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the period ended March 31, 2012, there were no transfers between Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of March 31, 2012:

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2012
Bonds and Notes

Non-Convertible Bonds
Treasuries	$11,102,109	$10,191	$(2,555,262)	$2,814,305	$—	$(11,371,343)	$—	$—	$—	$—

The Fund’s pricing policies and procedures are recommended by the investment adviser and approved by the Board of Trustees. Debt securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid quotations may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid quotations for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid quotations, are reviewed on a daily basis by the investment adviser, subject to oversight by Fund management and the Board of Trustees. If the investment adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid quotations are used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid quotations, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts, futures contracts, option contracts and swap agreements (including credit default swaps).

The Fund seeks to achieve positive total returns over a full market cycle. The Fund pursues its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management techniques to mitigate downside risk. At times, the Fund expects to gain its investment exposure substantially through the use of derivatives, including forward foreign currency contracts, futures contracts, option contracts and swap agreements. During the period ended March 31, 2012, the Fund used forward foreign currency, futures and option contracts and credit default swap agreements (as a protection seller) to gain investment exposures in accordance with its objective.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Fund holdings of foreign securities. During the period ended March 31, 2012, the Fund engaged in forward foreign currency transactions for hedging purposes.

The Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds they hold without having to sell the bonds. During the period ended March 31, 2012, the Fund engaged in credit default swap transactions as a protection buyer to hedge its credit exposure.

The Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts to hedge against a decline in the equity market as a whole or purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes. During the period ended March 31, 2012, the Fund engaged in futures and options transactions for hedging purposes.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund investments in fixed income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage its duration without having to buy or sell portfolio securities. During the period ended March 31, 2012, the Fund engaged in futures contracts for hedging purposes and to manage duration.

The Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts, over-the-counter options and swap agreements. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of the Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of March 31, 2012, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty	Derivatives	Collateral Pledged
Citigroup	$(122,054)	$270,826
Deutsche Bank	(333,573)	491,685
Morgan Stanley	(2,941,558)	3,225,931

Forward foreign currency contracts, over-the-counter options and swap agreements are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Fund has mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to net amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. As of March 31, 2012, the maximum amount of loss that the Fund would incur if counterparties failed to meet their obligations is $5,167,866 and the amount of loss that the Fund would incur after taking into account master netting arrangements is $1,140,877. These amounts do not take into account the value of collateral received by the Fund in the amount of $396,398.

Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to the Fund from counterparty default should be limited to the extent the Fund is undercollateralized. In addition to collateral requirements, the Fund also requires counterparties to meet minimum credit quality requirements.

The following is a summary of derivative instruments for the Fund, as of March 31, 2012:

Asset Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Purchased Options (at value)	$—	$550,914	$—	$994,125
Forwards (unrealized appreciation)	—	589,359	—	—
Futures (unrealized appreciation)	3,634	—	—	—
Swaps (unrealized appreciation)	—	—	910,301	—

Liability Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Written Options (at value)	$—	$(116,480)	$—	$(228,000)
Forwards (unrealized depreciation)	—	(471,384)	—	—
Futures (unrealized depreciation)	—	—	—	(123,807)
Swaps (unrealized depreciation)	—	—	(2,787,933)	—

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Industry Summary at March 31, 2012 (Unaudited)

Treasuries	11.0%
Commercial Mortgage-Backed Securities	7.3
Banking	6.6
Wirelines	5.9
Collateralized Mortgage Obligations	4.2
Metals & Mining	3.9
Automotive	3.4
Chemicals	2.5
Government Owned - No Guarantee	2.4
Diversified Manufacturing	2.4
Wireless	2.3
Electric	2.3

ABS Home Equity	2.3
Technology	2.3
Industrial Other	2.0
Other Investments, less than 2% each	23.5
Short-Term Investments	15.9

Total Investments	100.2
Other assets less liabilities (including open written options, credit default swap agreements, forward foreign currency contracts and futures contracts)	(0.2)

Net Assets	100.0%

Currency Exposure at March 31, 2012 (Unaudited)

United States Dollar	78.5%
Canadian Dollar	6.2
Mexican Peso	5.4
Euro	4.1
Brazilian Real	2.2
Other, less than 2% each	3.8

Total Investments	100.2
Other assets less liabilities (including open written options, credit default swap agreements, forward foreign currency contracts and futures contracts)	(0.2)

Net Assets	100.0%

CONSOLIDATED PORTFOLIO OF INVESTMENTS – as of March 31, 2012 (Unaudited)

Loomis Sayles Multi-Asset Real Return Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – 46.4% of Net Assets

Non-Convertible Bonds – 45.4%

	Airlines – 1.0%
$300,000	United Air Lines, Inc., 9.875%, 8/01/2013, 144A	$315,000

	Banking – 5.7%
500,000	ABN Amro North American Holding Preferred Capital Repackage Trust I, (fixed rate to 11/8/2012, variable rate thereafter), 6.523%, 12/29/2049, 144A	405,000
100,000	Barclays Bank PLC, 6.050%, 12/04/2017, 144A	102,824
500,000	BNP Paribas S.A., (fixed rate to 6/29/2015, variable rate thereafter), 5.186%, 6/29/2049, 144A	432,500
900,000	HSBC Holdings PLC, 4.000%, 3/30/2022	892,098

		1,832,422

	Building Materials – 1.4%
435,000	USG Corp., 7.875%, 3/30/2020, 144A	435,544

	Chemicals – 2.7%
290,000	Ineos Finance PLC, 8.375%, 2/15/2019, 144A	306,675
250,000	Kinove German Bondco GmbH, 10.000%, 6/15/2018, 144A, (EUR)	346,762
210,000	Methanex Corp., 5.250%, 3/01/2022	213,755

		867,192

	Collateralized Mortgage Obligations – 0.6%
434,519	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 1.119%, 8/25/2046(b)	201,738

	Commercial Mortgage-Backed Securities – 2.0%
700,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.980%, 8/10/2045(b)	624,522

	Construction Machinery – 3.3%
300,000	UR Financing Escrow Corp., 7.625%, 4/15/2022, 144A	308,250
700,000	Urbi Desarrollos Urbanos SAB de CV, 9.750%, 2/03/2022, 144A	742,000

		1,050,250

	Food & Beverage – 1.1%
400,000	Marfrig Holding Europe BV, 8.375%, 5/09/2018, 144A	364,000

	Gaming – 1.5%
475,000	Caesars Operating Escrow LLC/Caesars Escrow Corp., 8.500%, 2/15/2020, 144A	483,312

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

Non-Convertible Bonds – continued

	Government Owned - No Guarantee – 1.3%
$400,000	Petrobras International Finance Co., 5.375%, 1/27/2021(c)	$430,696

	Home Construction – 1.4%
250,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	252,500
190,000	Desarrolladora Homex SAB de CV, 9.750%, 3/25/2020, 144A	201,400

		453,900

	Independent Energy – 1.2%
400,000	Bill Barrett Corp., 7.000%, 10/15/2022	386,000

	Media Cable – 3.8%
250,000	Nara Cable Funding Ltd., 8.875%, 12/01/2018, 144A	237,500
800,000	Nara Cable Funding Ltd., 8.875%, 12/01/2018, 144A, (EUR)	986,938

		1,224,438

	Media Non-Cable – 0.8%
245,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	243,775

	Non-Captive Diversified – 3.1%
1,000,000	International Lease Finance Corp., 4.875%, 4/01/2015	989,804

	Oil Field Services – 3.6%
400,000	OGX Petroleo e Gas Participacoes S.A., 8.375%, 4/01/2022, 144A	404,000
510,000	OGX Petroleo e Gas Participacoes S.A., 8.500%, 6/01/2018, 144A	529,890
200,000	Pioneer Drilling Co., 9.875%, 3/15/2018, 144A	212,000

		1,145,890

	Packaging – 1.1%
270,000	Ardagh Packaging Finance PLC, 9.250%, 10/15/2020, 144A, (EUR)	365,504

	Pipelines – 1.0%
105,000	Holly Energy Partners LP/Holly Energy Finance Corp., 6.500%, 3/01/2020, 144A	106,575
200,000	Listrindo Capital BV, 6.950%, 2/21/2019, 144A	206,424

		312,999

	Refining – 1.0%
295,000	Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.375%, 5/01/2019	306,800

	Retailers – 2.0%
360,000	Edcon Proprietary Ltd., 4.126%, 6/15/2014, (EUR)(b)	422,516

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued

Non-Convertible Bonds – continued

	Retailers – continued
$250,000	Edcon Proprietary Ltd., 9.500%, 3/01/2018, 144A	$226,250

		648,766

	Wireless – 3.8%
600,000	VimpelCom Holdings BV, 7.504%, 3/01/2022, 144A	582,000
500,000	Wind Acquisition Finance S.A., 11.750%, 7/15/2017, 144A, (EUR)	630,173

		1,212,173

	Wirelines – 2.0%
400,000	Embarq Corp., 7.995%, 6/01/2036	404,306
235,000	Frontier Communications Corp., 9.000%, 8/15/2031	227,950

		632,256

	Total Non-Convertible Bonds (Identified Cost $14,257,388)	14,526,981

Convertible Bonds – 1.0%

	Independent Energy – 1.0%
330,000	Chesapeake Energy Corp., 2.500%, 5/15/2037 (Identified Cost $303,386)	304,012

	Total Bonds and Notes (Identified Cost $14,560,774)	14,830,993

Senior Loans – 0.5%

	Technology – 0.5%
150,870	Eastman Kodak Company, DIP Term Loan B, 8.500%, 7/19/2013(b) (Identified Cost $148,163)	153,259

Shares
Common Stocks – 16.3%

	Auto Components – 1.0%
4,700	Johnson Controls, Inc.	152,656
3,300	TRW Automotive Holdings Corp.(d)	153,285

		305,941

	Beverages – 0.5%
2,500	PepsiCo, Inc.	165,875

	Capital Markets – 0.9%
15,000	Morgan Stanley	294,600

	Chemicals – 1.0%
3,400	Celanese Corp., Series A	157,012
2,800	Mosaic Co. (The)	154,812

		311,824

Shares	Description	Value (†)
Common Stocks – continued

	Commercial Banks – 0.5%
6,800	SunTrust Banks, Inc.	$164,356

	Commercial Services & Supplies – 0.5%
8,700	Pitney Bowes, Inc.	152,946

	Communications Equipment – 0.5%
2,400	QUALCOMM, Inc.	163,248

	Computers & Peripherals – 1.1%
140	Apple, Inc.(d)	83,926
8,900	EMC Corp.(d)	265,932

		349,858

	Diversified Financial Services – 2.2%
38,300	Bank of America Corp.	366,531
7,400	JPMorgan Chase & Co.	340,252

		706,783

	Diversified Telecommunication Services – 0.5%
6,400	Level 3 Communications, Inc.(d)	164,672

	Energy Equipment & Services – 1.0%
8,900	Nabors Industries Ltd.(d)	155,661
10,300	Weatherford International Ltd.(d)	155,427

		311,088

	Household Products – 0.5%
2,400	Procter & Gamble Co. (The)	161,304

	Internet Software & Services – 1.5%
1,000	Baidu, Inc., Sponsored ADR(d)	145,770
500	Google, Inc., Class A(d)	320,620

		466,390

	Leisure Equipment & Products – 0.5%
4,700	Hasbro, Inc.	172,584

	Metals & Mining – 0.5%
2,500	Cliffs Natural Resources, Inc.	173,150

	Multi Utilities – 0.5%
2,700	Consolidated Edison, Inc.	157,734

	Oil, Gas & Consumable Fuels – 1.0%
3,600	ExxonMobil Corp.	312,228

	Pharmaceuticals – 0.5%
7,400	Pfizer, Inc.	167,684

	Semiconductors & Semiconductor Equipment – 0.4%
17,600	Micron Technology, Inc.(d)	142,560

	Software – 0.5%
5,000	Microsoft Corp.	161,250

Shares	Description	Value (†)
Common Stocks – continued

	Tobacco – 0.7%
2,400	Philip Morris International, Inc.	$212,664

	Total Common Stocks (Identified Cost $4,981,905)	5,218,739

Preferred Stocks – 1.4%

	Non-Captive Diversified – 1.4%
16,500	Montpelier Re Holdings Ltd., 8.875% (Identified Cost $412,500)	449,625

Exchange Traded Funds – 6.4%
4,500	Energy Select Sector SPDR Fund	322,785
32,450	iShares MSCI Japan Index Fund	330,341
15,200	iShares MSCI Mexico Investable Market Index Fund	950,304
15,000	PowerShares DB Commodity Index Tracking Fund(d)(h)	431,700

	Total Exchange Traded Funds (Identified Cost $1,999,030)	2,035,130

Par Value(‡)
Purchased Options – 0.5%

	Over-the-Counter Options on Currency – 0.5%
3,100,000	AUD Put, expiring August 16, 2012 at 0.9902(e)(f)	65,686
1,000,000	AUD Put, expiring September 06, 2012 at 1.0313(e)(f)	38,836
620,000	AUD Put, expiring February 05, 2013 at 1.0396(e)(f)	40,612
1,000,000	PEN Put, expiring September 25, 2012 at 2.7350(e)(g)	11,303

	Total Purchased Options (Identified Cost $297,704)	156,437

Principal Amount (‡)
Short-Term Investments – 29.8%
$345,000	Repurchase Agreement with State Street Bank and Trust Company, dated 3/30/2012 at 0.000% to be repurchased at $345,000 on 4/02/2012 collateralized by $355,000 Federal Home Loan Mortgage Corp., 0.550% due 2/13/2015 valued at $354,556 including accrued interest(h)(i)	345,000
1,904,041	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $1,904,041 on 4/02/2012 collateralized by $1,845,000 U.S. Treasury Note, 2.625% due 6/30/2014 valued at $1,946,475 including accrued interest(i)	1,904,041
7,300,000	U.S. Treasury Bills, 0.147-0.148%, 9/20/2012(c)(h)(j)(k)(l)	7,295,321

	Total Short-Term Investments (Identified Cost $9,543,897)	9,544,362

	Total Investments – 101.3% (Identified Cost $31,943,973)(a)	32,388,545
	Other assets less liabilities – (1.3)%	(413,772)

	Net Assets – 100.0%	$31,974,773

Par Value(‡)
Written Options – (0.1%)

	Over-the-Counter Options on Currency – (0.1)%
$3,100,000	AUD Put, expiring August 16, 2012 at 0.8500(e)(f)	(13,888)
1,000,000	PEN Put, expiring September 25, 2012 at 3.2000(e)(g)	(3,264)

	Total Written Options (Premiums Received $92,029)	$(17,152)

Consolidation

The Fund invests in commodity-related derivatives through its investment in the Loomis Sayles Multi-Asset Real Return Cayman Fund Ltd., a wholly-owned subsidiary (the “Subsidiary”). Investments of the Subsidiary have been consolidated with those of the Fund for reporting purposes. As of March 31, 2012, the value of the Fund’s investment in the Subsidiary was $4,175,814, representing 13.1% of the Fund’s net assets.

(‡)	Principal Amount/Par Value stated in U.S. dollars unless otherwise noted.
(†)	Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Senior loans are priced at bid prices supplied by an independent pricing service, if available.

Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market.

Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service.

Futures contracts are valued at their most recent settlement price.

Credit default swap agreements are valued based on mid prices supplied by an independent pricing service, if available, or quotations obtained from broker-dealers.

Commodity index total return swaps are priced based on the closing price of the reference asset that is supplied by an independent pricing service, if available, or quotations obtained from a broker-dealer.

Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations.

Other exchange-traded options are valued at the average of the closing bid and asked quotations.

Options on futures contracts are valued using the current settlement price.

Currency options are priced at the mid price (between the ask price and the bid price) supplied by an independent pricing service, if available.

Over-the-counter options contracts (including currency options not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers. These quotations will be either the bid for a long transaction or the ask for a short transaction.

Investments in other open-end investment companies are valued at their net asset value each day.

Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

At March 31, 2012, the net unrealized appreciation on investments based on a cost of $31,946,617 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$827,374
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(385,446)

Net unrealized appreciation	$441,928

At December 31, 2011, the Fund had a short-term capital loss carryforward of $4,196,341 with no expiration date. At December 31, 2011, late year ordinary loss deferrals were $215,468. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(b)	Variable rate security. Rate as of March 31, 2012 is disclosed.
(c)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts or swap agreements.
(d)	Non-income producing security.
(e)	The Fund may enter into option contracts. When the Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised or closed are deducted from the cost or added to the proceeds on the underlying instrument or closing purchase transaction to determine the realized gain or loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

(f)	Counterparty is Credit Suisse.
(g)	Counterparty is Bank of America.
(h)	All or a portion of this security is held by Loomis Sayles Multi-Asset Real Return Cayman Fund, Ltd., a wholly-owned subsidiary.
(i)	It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.
(j)	All or a portion of this security has been pledged as collateral for open swap agreements and/or as initial margin for open futures contracts.
(k)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(l)	The Fund’s investment in U.S. Treasury Bills is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of Rule 144A holdings amounted to $8,930,521 or 27.9% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
SPDR	Standard & Poor’s Depositary Receipt
AUD	Australian Dollar
EUR	Euro
PEN	Peruvian Nuevo Sol

Swap Agreements

The Fund may enter into credit default and total return swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Fund may be either the protection buyer or the protection seller. As a protection buyer, the Fund has the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Fund has the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Fund may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

A total return swap is an agreement between two parties to exchange, for a specified period and based on the notional amount, the total return of an underlying asset for, typically, fixed or floating interest payments. When a fund pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the fund may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a fund receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the fund may receive the change in value in addition to the interest payment. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payments from the other party if the value of the underlying asset decreases.

Swaps agreements are marked to market daily and fluctuations in the value are recorded as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded as realized gain or loss when received or paid. Upfront premiums paid or received by the Fund are recorded as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Fund as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Fund covers its net obligations under outstanding swap agreements by segregating or earmarking liquid assets or cash.

At March 31, 2012, the Fund had the following open credit default swap agreements:

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Buy Protection

Morgan Stanley	Republic of South Africa	(1.00%)	6/20/2017	$500,000	$15,704	$14,925	$(779)	$(167)
Morgan Stanley	State Bank of India	(1.00%)	12/20/2016	250,000	24,838	21,776	(3,062)	(83)
Morgan Stanley	State of Israel	(1.00%)	3/20/2017	1,000,000	42,239	38,778	(3,461)	(333)
UBS AG	Republic of Turkey	(1.00%)	6/20/2017	750,000	44,480	46,941	2,461	(250)

Total						$122,420	$(4,841)	$(833)

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable/ (Payable)
Sell Protection

Credit Suisse	Ford Motor Company	5.00%	6/20/2017	2.70%	$1,000,000	$99,423	$108,931	$9,508	$1,667

Credit Suisse	Morgan Stanley	1.00%	6/20/2017	3.09%	1,000,000	(99,617)	(95,569)	4,048	333
UBS AG	Dillard’s, Inc.	5.00%	3/20/2017	3.09%	250,000	18,779	21,571	2,792	417

Total							$34,933	$16,348	$2,417

^

Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

At March 31, 2012, the Fund had the following open total return swap agreements1:

Counterparty	Fund Pays	Fund Receives	Expiration Date	Notional Value	Market Value[2]
Citibank	0.30%	Dow Jones-UBS Commodity Index 3 Month Forward	04/30/2012	$2,500,000	$—
Citibank	Dow Jones-UBS Commodity Index	0.00%	04/30/2012	2,400,000	—

Total					$—

[1]	Total return swap agreements are held by Loomis Sayles Multi-Asset Real Return Cayman Fund Ltd., a wholly-owned subsidiary.
[2]	There are no upfront payments on total return swap agreements therefore; unrealized gain (loss) is equal to market value.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At March 31, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy[3]	4/19/2012	Australian Dollar	910,000	$940,917	$(14,899)
Sell[3]	4/19/2012	Australian Dollar	910,000	940,917	319
Buy[4]	4/02/2012	Canadian Dollar	480,000	481,227	(3,695)
Buy[3]	4/27/2012	Canadian Dollar	475,000	475,980	(1,868)
Sell[4]	4/02/2012	Canadian Dollar	480,000	481,227	(2,271)
Buy[3]	4/09/2012	Chilean Peso	228,000,000	466,284	(3,625)
Sell[3]	4/09/2012	Chilean Peso	228,000,000	466,284	(2,964)
Buy[5]	7/25/2012	Chinese Renminbi	24,300,000	3,852,984	46,428
Sell[5]	7/25/2012	Chinese Renminbi	12,150,000	1,926,492	7,759
Sell[5]	7/25/2012	Chinese Renminbi	12,150,000	1,926,492	(22,402)
Buy[3]	4/10/2012	Euro	720,000	960,292	5,354
Buy[4]	4/11/2012	Euro	100,000	133,375	2,118
Buy[3]	4/16/2012	Euro	235,000	313,437	4,443
Sell[3]	4/10/2012	Euro	720,000	960,292	(8,380)
Sell[4]	4/11/2012	Euro	100,000	133,375	(1,108)
Sell[3]	4/16/2012	Euro	235,000	313,437	(47)
Sell[4]	4/16/2012	Euro	260,000	346,781	(6,230)

Sell[3]	4/17/2012	Euro	770,000	1,027,010	(1,365)
Sell[3]	4/23/2012	Euro	420,000	560,201	(4,457)
Sell[6]	4/23/2012	Euro	250,000	333,453	(4,512)
Sell[3]	4/27/2012	Euro	310,000	413,489	(1,933)
Sell[3]	4/30/2012	Euro	240,000	320,125	(47)
Sell[3]	4/09/2012	Indian Rupee	23,500,000	460,735	1,045
Sell[3]	4/09/2012	Indian Rupee	25,800,000	505,829	(5,441)
Buy[3]	4/16/2012	Japanese Yen	36,800,000	444,653	58
Sell[3]	4/16/2012	Japanese Yen	77,000,000	930,388	710
Buy[3]	4/09/2012	Mexican Peso	6,000,000	468,704	3,335
Sell[3]	4/09/2012	Mexican Peso	6,000,000	468,704	(9,195)
Sell[3]	4/30/2012	South Korean Won	550,000,000	484,396	(879)
Sell[3]	4/09/2012	Turkish Lira	835,000	467,738	(4,493)

Total					$(28,242)

At March 31, 2012, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency	Receive3/Units of Currency	Unrealized Appreciation (Depreciation)
4/16/2012	Singapore Dollar 776,500	Mexican Peso 7,765,000	$(11,553)

[3]	Counterparty is Credit Suisse.
[4]	Counterparty is Morgan Stanley.
[5]	Counterparty is UBS AG.
[6]	Counterparty is Bank of America.

Futures Contracts

The Fund and the Subsidiary may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When the Fund or the Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin”. As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by the Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund or the Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s or the Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund and the Subsidiary are reduced.

At March 31, 2012, open futures contracts purchased were as follows:

Commodity Futures[7]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Brent Crude Oil	4/13/2012	3	$368,640	$(2,228)
Corn	12/14/2012	15	405,187	(23,293)
Light Sweet Crude Oil	5/22/2012	20	2,070,800	22,123

Total				$(3,398)

At March 31, 2012, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500	6/15/2012	24	$1,683,840	$(15,283)
FTSE JSE Top 40	6/21/2012	16	622,542	13,061

IBEX 35	4/20/2012	4	422,649	1,559
SGX CNX Nifty	4/26/2012	75	799,200	(12,668)
10 Year U.S. Treasury Note	6/20/2012	10	1,294,844	529
30 Year U.S. Treasury Bond	6/20/2012	3	413,250	14,362

Total				$1,560

Commodity Futures[7]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Light Sweet Crude Oil	4/20/2012	20	$2,060,400	$6,747
Wheat	12/14/2012	15	534,000	1,040

Total				$7,787

[7]	Commodity futures are held by Loomis Sayles Multi-Asset Real Return Cayman Fund Ltd., a wholly-owned subsidiary.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets or liabilities;

•

Level 2 - prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 - prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2012, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes*	$—	$14,830,993	$—	$14,830,993
Senior Loans*	—	153,259	—	153,259
Common Stocks*	5,218,739	—	—	5,218,739
Preferred Stocks*	449,625	—	—	449,625
Exchange Traded Funds	2,035,130	—	—	2,035,130
Purchased Options*	—	156,437	—	156,437
Short-Term Investments	—	9,544,362	—	9,544,362

Total Investments	7,703,494	24,685,051	—	32,388,545

Credit Default Swap Agreements (unrealized appreciation)	—	18,809	—	18,809
Total Return Swap Agreements	—	—	—	—
Forward Foreign Currency Contracts (unrealized appreciation)	—	71,569	—	71,569
Futures Contracts (unrealized appreciation)	59,421	—	—	59,421

Total	$7,762,915	$24,775,429	$—	$32,538,344

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Written Options	$—	$(17,152)	$—	$(17,152)
Credit Default Swap Agreements (unrealized depreciation)	—	(7,302)	—	(7,302)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(111,364)	—	(111,364)
Futures Contracts (unrealized depreciation)	(53,472)	—	—	(53,472)

Total	$(53,472)	$(135,818)	$—	$(189,290)

*	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of March 31, 2012:

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2012
Purchased Options	$29,702	$—	$—	$—	$—	$—	$—	$(29,702)	$—	$—

Liability Valuation Inputs

Investments in Securities	Balance as of December 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Options Closed	Options Written	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2012
Written Options	$(6,044)	$—	$—	$—	$—	$—	$—	$(6,044)	$—	$—

Purchased and written currency option contracts valued at $29,702 and ($6,044), respectively, were transferred from Level 3 to Level 2 during the period ended March 31, 2012. At December 31, 2011, these contracts were valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service either was unable to price the security or did not provide a reliable price for the security; at March 31, 2012, these contracts were valued at the mid price supplied by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts, futures contracts, option contracts and swap agreements (including credit default and total return swaps).

The Fund seeks to maximize real returns through exposure to investments in fixed-income securities, equity securities, currencies, and commodity linked instruments (through investments in the Subsidiary). The Fund expects that its exposure to these asset classes will often be obtained substantially through the use of derivative instruments, including forward foreign currency, futures and option contracts and swap agreements. During the period ended March 31, 2012, the Fund used forward foreign currency, futures and options contracts, credit default swap agreements (as a protection seller) and total return swap agreements to gain investment exposures in accordance with its objective.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the period ended March 31, 2012, the Fund engaged in forward foreign currency transactions for hedging purposes.

The Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge their credit exposure to issuers of bonds they hold without having to sell the bonds. During the period ended March 31, 2012, the Fund engaged in credit default swap transactions as a protection buyer to hedge their credit exposure.

The Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts to hedge against a decline in the equity market as a whole or purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes. During the period ended March 31, 2012, the Fund engaged in futures and options transactions for hedging purposes.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage its duration without having to buy or sell portfolio securities. During the period ended March 31, 2012, the Fund engaged in futures contracts for hedging purposes and to manage duration.

The Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts, over-the-counter options and swap agreements. The agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of the Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of March 31, 2012, the Fund did not hold any derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty.

Forward foreign currency contracts, over-the-counter options and swap agreements are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Fund has mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. As of March 31, 2012, the maximum amount of loss that the Fund would incur if counterparties failed to meet their obligations is $480,928 and the amount of loss that the Fund would incur after taking into account master netting arrangements is $256,843. These amounts do not take into account the value of collateral received by the Fund in the amount of $261,119.

Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to the Fund from counterparty default should be limited to the extent the Fund is undercollateralized. In addition to collateral requirements, the Fund also requires counterparties to meet minimum credit quality requirements.

The following is a summary of derivative instruments for the Fund, as of March 31, 2012:

Asset Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts
Purchased Options (at value)	$—	$156,437	$—	$—	$—
Forwards (unrealized appreciation)	—	71,569	—	—	—
Futures (unrealized appreciation)	14,891	—	—	14,620	29,910
Swaps (unrealized appreciation)	—	—	18,809	—	—

Liability Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts
Written Options (at value)	$—	$(17,152)	$—	$—	$—
Forwards (unrealized depreciation)	—	(111,364)	—	—	—
Futures (unrealized depreciation)	—	—	—	(27,951)	(25,521)
Swaps (unrealized depreciation)	—	—	(7,302)	—	—

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Industry Summary at March 31, 2012 (Unaudited)

Exchange Traded Funds	6.4%
Banking	5.7
Non-Captive Diversified	4.5
Media Cable	3.8
Wireless	3.8
Chemicals	3.7
Oil Field Services	3.6
Construction Machinery	3.3
Diversified Financial Services	2.2
Independent Energy	2.2
Retailers	2.0
Wirelines	2.0
Commercial Mortgage-Backed Securities	2.0
Other Investments, less than 2% each	26.3
Short-Term Investments	29.8

Total Investments	101.3
Other assets less liabilities (including open written options, swap agreements, forward foreign currency contracts and futures contracts)	(1.3)

Net Assets	100.0%

PORTFOLIO OF INVESTMENTS – as of March 31, 2012 (Unaudited)

Vaughan Nelson Value Opportunity Fund

Shares	Description	Value (†)
Common Stocks – 93.5% of Net Assets

	Auto Components – 2.9%
18,425	Autoliv, Inc.	$1,235,396
93,425	Delphi Automotive PLC(b)	2,952,230
22,875	Tenneco, Inc.(b)	849,806

		5,037,432

	Capital Markets – 2.7%
252,900	Apollo Investment Corp.	1,813,293
144,975	SEI Investments Co.	2,999,533

		4,812,826

	Chemicals – 4.4%
20,950	Airgas, Inc.	1,863,921
30,275	Celanese Corp., Series A	1,398,100
24,475	FMC Corp.	2,590,923
33,175	International Flavors & Fragrances, Inc.	1,944,055

		7,796,999

	Commercial Banks – 4.5%
37,700	Comerica, Inc.	1,219,972
333,125	First Niagara Financial Group, Inc.	3,277,950
540,600	Huntington Bancshares, Inc.	3,486,870

		7,984,792

	Computers & Peripherals – 2.2%
180,100	NCR Corp.(b)	3,909,971

	Consumer Finance – 2.0%
110,175	Ezcorp, Inc., Class A(b)	3,575,730

	Containers & Packaging – 3.7%
111,800	Crown Holdings, Inc.(b)	4,117,594
84,725	Packaging Corp. of America	2,507,013

		6,624,607

	Distributors – 1.2%
69,600	LKQ Corp.(b)	2,169,432

	Electric Utilities – 4.1%
60,900	Edison International	2,588,859
134,025	Great Plains Energy, Inc.	2,716,687
115,025	N.V. Energy, Inc.	1,854,203

		7,159,749

	Energy Equipment & Services – 1.8%
17,400	Helmerich & Payne, Inc.	938,730
86,975	Superior Energy Services, Inc.(b)	2,292,661

		3,231,391

	Food Products – 2.8%
38,975	Corn Products International, Inc.	2,246,909

Shares	Description	Value (†)
Common Stocks – continued

	Food Products – continued
33,175	J.M. Smucker Co. (The)	$2,699,118

		4,946,027

	Health Care Equipment & Supplies – 0.6%
19,325	Sirona Dental Systems, Inc.(b)	996,011

	Health Care Providers & Services – 2.4%
120,825	HCA Holdings, Inc.	2,989,210
14,175	Laboratory Corp. of America Holdings(b)	1,297,580

		4,286,790

	Health Care Technology – 1.6%
174,425	Allscripts Healthcare Solutions, Inc.(b)	2,895,455

	Hotels, Restaurants & Leisure – 0.7%
25,450	Darden Restaurants, Inc.	1,302,022

	Household Durables – 1.7%
76,025	Jarden Corp.	3,058,486

	Insurance – 4.1%
68,300	Reinsurance Group of America, Inc., Class A	4,061,801
147,550	XL Group PLC	3,200,359

		7,262,160

	Internet Software & Services – 1.1%
103,750	Digital River, Inc.(b)	1,941,163

	IT Services – 4.1%
95,050	Broadridge Financial Solutions, Inc.	2,272,645
39,625	Fiserv, Inc.(b)	2,749,579
47,150	Global Payments, Inc.	2,239,625

		7,261,849

	Leisure Equipment & Products – 1.4%
65,725	Hasbro, Inc.	2,413,422

	Life Sciences Tools & Services – 2.4%
48,325	Agilent Technologies, Inc.	2,150,946
43,500	Life Technologies Corp.(b)	2,123,670

		4,274,616

	Machinery – 5.9%
30,925	AGCO Corp.(b)	1,459,969
16,750	Flowserve Corp.	1,934,793
54,775	Navistar International Corp.(b)	2,215,649
39,625	Snap-on, Inc.	2,415,936
41,250	WABCO Holdings, Inc.(b)	2,494,800

		10,521,147

	Media – 3.3%
81,625	CBS Corp., Class B	2,767,904
60,900	Discovery Communications, Inc., Class A(b)	3,081,540

		5,849,444

Shares	Description	Value (†)
Common Stocks – continued

	Multi Utilities – 2.7%
98,250	CMS Energy Corp.	$2,161,500
75,700	Wisconsin Energy Corp.	2,663,126

		4,824,626

	Multiline Retail – 1.6%
65,725	Big Lots, Inc.(b)	2,827,489

	Oil, Gas & Consumable Fuels – 2.7%
72,175	El Paso Corp.	2,132,771
15,150	Noble Energy, Inc.	1,481,367
10,950	Pioneer Natural Resources Co.	1,221,911

		4,836,049

	Pharmaceuticals – 2.6%
38,036	Valeant Pharmaceuticals International, Inc.(b)	2,042,153
153,025	Warner Chilcott PLC, Class A(b)	2,572,350

		4,614,503

	Professional Services – 2.8%
61,200	Towers Watson & Co., Class A	4,043,484
19,325	Verisk Analytics, Inc., Class A(b)	907,695

		4,951,179

	REITs - Apartments – 1.5%
101,800	Apartment Investment & Management Co., Class A	2,688,538

	REITs - Hotels – 1.3%
144,348	Host Hotels & Resorts, Inc.	2,370,194

	REITs - Office Property – 1.0%
22,950	SL Green Realty Corp.	1,779,773

	Semiconductors & Semiconductor Equipment – 2.3%
44,775	Altera Corp.	1,782,940
56,375	Avago Technologies Ltd.	2,196,934

		3,979,874

	Software – 8.0%
63,475	BMC Software, Inc.(b)	2,549,156
34,800	Intuit, Inc.	2,092,524
51,550	Nuance Communications, Inc.(b)	1,318,649
101,475	Parametric Technology Corp.(b)	2,835,211
90,525	Rovi Corp.(b)	2,946,589
51,875	Solera Holdings, Inc.	2,380,544

		14,122,673

	Specialty Retail – 1.3%
46,725	Signet Jewelers Ltd.	2,209,158

	Textiles, Apparel & Luxury Goods – 1.2%
23,850	PVH Corp.	2,130,520

	Tobacco – 1.5%
20,625	Lorillard, Inc.	2,670,525

Shares	Description	Value (†)
Common Stocks – continued

	Trading Companies & Distributors – 1.4%
36,400	WESCO International, Inc.(b)	$2,377,284

	Total Common Stocks (Identified Cost $150,373,853)	165,693,906

Closed End Investment Companies – 1.5%
159,475	Ares Capital Corp. (Identified Cost $2,385,821)	2,607,416

Principal Amount
Short-Term Investments – 7.8%
$13,778,343	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $13,778,343 on 4/02/2012 collateralized by $13,230,000 Federal Home Loan Bank, 2.750% due 3/13/2015 valued at $14,056,875 including accrued interest(c) (Identified Cost $13,778,343)	13,778,343

	Total Investments – 102.8% (Identified Cost $166,538,017)(a)	182,079,665
	Other assets less liabilities – (2.8)%	(4,963,365)

	Net Assets – 100.0%	$177,116,300

(†)	Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and subadviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market.

Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser and subadviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Broker-dealer bid quotations may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Investments in other open-end investment companies are valued at their net asset value each day.

Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):

At March 31, 2012, the net unrealized appreciation on investments based on a cost of $166,538,017 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$18,875,775
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,334,127)

Net unrealized appreciation	$15,541,648

At December 31, 2011, post-October loss deferrals were $785,235. These amounts may be available to offset future realized capital gains, if any, to the extent provided by regulations.

(b)	Non-income producing security.
(c)	It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

REITs	Real Estate Investment Trusts

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets or liabilities;

•

Level 2 - prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 - prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2012, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks*	$165,693,906	$—	$—	$165,693,906
Closed End Investment Companies	2,607,416	—	—	2,607,416
Short-Term Investments	—	13,778,343	—	13,778,343

Total	$168,301,322	$13,778,343	$—	$182,079,665

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the period ended March 31, 2012, there were no transfers between Levels 1, 2 and 3.

Industry Summary at March 31, 2012 (Unaudited)

Software	8.0%
Machinery	5.9
Commercial Banks	4.5
Chemicals	4.4
Insurance	4.1
IT Services	4.1
Electric Utilities	4.1
Containers & Packaging	3.7
Media	3.3
Auto Components	2.9
Professional Services	2.8
Food Products	2.8
Oil, Gas & Consumable Fuels	2.7
Multi Utilities	2.7
Capital Markets	2.7
Pharmaceuticals	2.6
Health Care Providers & Services	2.4
Life Sciences Tools & Services	2.4
Semiconductors & Semiconductor Equipment	2.3
Computers & Peripherals	2.2
Consumer Finance	2.0
Other Investments, less than 2% each	22.4

Short-Term Investments	7.8

Total Investments	102.8
Other assets less liabilities	(2.8)

Net Assets	100.0%

ITEM 2. CONTROLS AND PROCEDURES.

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS

(a)(1)	Certification for the Principal Executive Officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith.

(a)(2)	Certification for the Principal Financial Officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust II

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	May 18, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	May 18, 2012

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	May 18, 2012